UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23384

Eagle Point Income Company Inc.

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Income Company Inc.

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Item 1.	Report to Stockholders

The Semiannual Report to stockholders of the registrant for the six months ending June 30, 2026, is filed herewith.

First Half 2026 Stockholder Letter and Semiannual
Report

NYSE: EIC

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc.
SemiAnnual Report – June 30, 2026

Table of Contents

Letter to Stockholders and Management Discussion of Company Performance	2
Important Information about this Report and Eagle Point Income Company Inc.	8
Summary of Certain Unaudited Portfolio Characteristics	9
Additional Company Information	12
Consolidated Financial Statements for the Six Months Ended June 30, 2026 (Unaudited)	13
Dividend Reinvestment Plans	57
Additional Information	59

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 6 for endnotes.

LETTER TO STOCKHOLDERS AND MANAGEMENT DISCUSSION OF COMPANY PERFORMANCE

Dear Fellow Stockholders:

We are pleased to provide you with the enclosed report of Eagle Point Income Company Inc. (“we,” “us,” “our” or the “Company”) for the six months ended June 30, 2026.

The Company is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and is advised by Eagle Point Income Management LLC (the “Adviser”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in the junior debt tranches of collateralized loan obligations (“CLOs”). In addition, the Company may invest up to 35% of its total assets in CLO equity securities. We may also invest in other securities and instruments that are consistent with our investment objectives.

First Half 2026 Results

The first half of 2026 was characterized by significant market volatility in the first quarter, followed by a meaningful recovery in the second quarter. Uncertainty surrounding the potential impact of artificial intelligence on software borrowers, together with geopolitical developments, weighed on leveraged loan prices and CLO valuations during the first quarter. As market sentiment improved during the second quarter, loan prices and CLO valuations recovered meaningfully, while underlying credit fundamentals remained resilient throughout the period. Elevated refinancing, reset and call activity also created opportunities for the Company, accelerating the repayment at par of CLO debt investments previously purchased at a discount and allowing us to realize pull-to-par gains earlier than anticipated.

Throughout the first half of the year, we remained disciplined in our capital allocation, continuing to execute CLO resets and refinancings, rotating capital into higher-conviction opportunities and expanding our exposure to differentiated private credit investments by leveraging our Adviser’s specialized investment expertise across the broader Eagle Point platform. We believe these actions strengthened our investment portfolio, enhanced its long-term earnings potential and positioned the Company to capitalize on attractive opportunities across the broader credit markets and create long-term value for our stockholders.

For the six months ended June 30, 2026, the Company recorded a decrease in net assets resulting from operations of $2 million, or $0.11 per weighted average common share.1 This represents a GAAP return on our common equity of -0.7%.2 The Company’s net asset value (“NAV”) per share decreased from $13.31 as of December 31, 2025, to $12.52 as of June 30, 2026. During the same period, the Company paid an aggregate of $0.66 per common share in regular monthly distributions to our common stockholders.3

Among the highlights for the six months ended June 30, 2026, we:

☐Actively deployed $95 million of gross capital into new investments with a weighted average effective yield (“WAEY”) of 17.9%.4

☐Generated GAAP net investment income (“NII”) of $0.74 per weighted average common share, exceeding the $0.66 per common share of regular monthly distributions paid during the period.

☐Received recurring cash flows from our investment portfolio of $26 million, or $1.14 per weighted average common share, exceeding the Company’s common share distributions and total expenses incurred by the Company during the period.

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 6 for endnotes.

☐Continued to reposition the portfolio by rotating capital away from certain underperforming CLO collateral managers and selectively increasing exposure to asset classes beyond CLOs, including infrastructure credit, portfolio debt securities, asset-backed securities and other opportunistic private credit investments, which complement our core CLO junior debt portfolio. As of June 30, 2026, non-CLO investments represented 22% of our total investment portfolio.

☐Completed 5 resets and 5 refinancings in our CLO equity portfolio. Each reset created a new 5-year reinvestment period and, when combined with refinancings, reduced CLO debt cost by an average of 43 bps for those CLOs.

During the first half of 2026, we prudently managed the Company’s capital structure. Early in the second quarter, we redeemed all outstanding shares of our 8.00% Series C Term Preferred Stock, which represented the Company’s highest cost of capital, further advancing our focus on optimizing the Company’s capital structure. Additionally, in March, we launched a continuous public offering of our 6.00% Series AA and AB Convertible Perpetual Preferred Stock (“AA/AB Perpetual Preferred Stock”), at a public offering price of $25.00 per share. We view this perpetual financing as a competitive advantage, providing an attractive source of long-term capital, and are unaware of any other public CLO debt-focused fund with a similar perpetual convertible preferred program. In addition, the Company maintains access to its revolving credit facility, which remained fully undrawn as of June 30, 2026, providing additional financial flexibility to capitalize on attractive investment opportunities as they arise.

During the first half of the year, we also remained disciplined in allocating capital through our common stock repurchase program. We repurchased 390 thousand shares of our common stock for approximately $4 million at an average discount to NAV of 19.3%,5 resulting in $0.04 per share of NAV accretion. Since launching our share repurchase program in June 2025, we have repurchased 4.1 million shares, utilizing $50 million of our $60 million authorized repurchase capacity, and generating cumulative NAV accretion of $0.26 per share for our stockholders.

Collectively, these actions strengthened the Company’s capital structure, reduced our cost of capital, increased our access to long-duration financing and enhanced our ability to deploy capital when and where we believe it can generate the greatest value for stockholders.

As of June 30, 2026, the Company maintained leverage of 12.0% of total assets (less current liabilities), well below management’s long-term target range of 25% to 35%. We expect leverage to increase over time as we continue to raise capital through our AA/AB Perpetual Preferred Stock offering and deploy those proceeds into attractive investment opportunities.

Portfolio Update

As of June 30, 2026, our investment portfolio comprised 122 investments with an aggregate fair value of $318 million, the significant majority of which consisted of BB-rated (or equivalent) CLO junior debt. The WAEY on the CLO portfolio was 9.7% as of this date, based on amortized cost.

Other credit investments beyond CLOs included infrastructure credit, portfolio debt securities, asset-backed securities and strategic credit investments, which represented 13%, 5%, 3% and 1% of the overall portfolio, respectively, at fair value. These investments provide yield-enhancing opportunities and additional diversification across credit asset types. Collectively, these non-CLO investments represented 22% of the total portfolio as of June 30, 2026. While our primary focus remains on investing in CLO debt, we selectively allocate capital to other credit investments where we believe we can achieve attractive risk-adjusted returns and further enhance portfolio diversification by leveraging our Adviser’s specialized investment expertise and the broader Eagle Point platform.

During the first half of 2026, the Company received $26 million of recurring cash flows from its investment portfolio, or $1.14 per weighted average common share, exceeding the Company’s common share distributions and operating expenses during the period. The Company declared a monthly distribution of $0.11 per common share for the third and fourth quarters of 2026, consistent with the monthly distributions paid during the previous two quarters. We believe this distribution level reflects the Company’s near-term earnings potential in today’s interest rate environment.

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 6 for endnotes.

Loan Market6

The US leveraged loan market delivered a positive return in the first half of 2026, supported by resilient credit fundamentals, despite continued dispersion across sectors and issuers. The S&P UBS Leveraged Loan Index, a broad index tracking the corporate loan market, generated a total return of 1.4% for the first half of 2026.7 Credit quality remained strong, with the trailing 12-month default rate at 1.0%, well below long-term averages.8 The limited number of defaults that occurred were isolated and not a primary driver of market performance during the first half of 2026.

Total loan repayments reached $150 billion in the first half of 2026, resulting in a 12-month trailing repayment rate of 21.9%, while gross issuance of $440 billion translated into net new issuance of $131 billion. Importantly, the maturity profile of the loan market continues to improve, with just 1.8% of the overall market and 1.7% of the loans underlying the Company’s CLO equity positions scheduled to mature before 2028.

CLO Market and Outlook6

The first half of 2026 reflected a tale of two markets, in some ways similar to the same period last year. Uncertainty surrounding the potential impact of artificial intelligence on software borrowers, together with geopolitical developments, weighed on leveraged loan prices and CLO equity valuations during the first quarter. Although market sentiment weakened materially, we believe the first quarter decline in valuations reflected market-driven pricing pressure rather than a broad deterioration in underlying credit fundamentals. As sentiment improved during the second quarter, loan prices and CLO equity valuations recovered meaningfully, while underlying credit fundamentals remained resilient throughout the period.

While artificial intelligence will likely create both winners and losers over time, many software businesses continue to benefit from recurring revenue, sticky customer relationships and mission-critical products. We therefore believe the market reaction earlier in the year overstated the near-term impact on the broader software sector.

Our constructive outlook is further supported by healthy CLO market fundamentals. CLO issuance remained active during the first half of 2026, totaling $80 billion compared to $100 billion during the same period last year, while refinancings and resets reached $63 billion and $87 billion, respectively. These transactions continued to lower liability costs and improve the economics of existing CLO equity investments. As of June 30, 2026, the Company’s CLO equity portfolio had a weighted average CLO AAA spread of 123 bps compared to 124 bps for the broader market.

We believe CLO junior debt continues to offer attractive relative value, supported by healthy underlying credit performance. With interest rates expected to remain elevated or potentially increase in the near to intermediate term, we believe the Company’s CLO debt portfolio is well positioned to benefit from higher income. As a reminder, the Company’s CLO equity portfolio will not be materially affected by changes in interest rates, as CLO equity is a spread arbitrage investment. We also continue to benefit from CLO debt investments previously purchased at a discount being repaid at par, allowing us to realize gains sooner than anticipated. We expect CLO refinancing and reset activity to remain robust, and accordingly expect the Company to continue realizing gains from early repayments at par.

Looking ahead, we remain focused on disciplined portfolio construction and capital allocation. The strategy continues to emphasize CLO junior debt investments where we believe income generation and relative value remain attractive, while selectively allocating capital to CLO equity and other credit investments where we see compelling risk-adjusted returns. While the path of future interest rates remains uncertain, we believe the Company’s predominantly floating-rate investment portfolio, together with its largely fixed-rate financing structure, positions the Company well to benefit should interest rates remain elevated or increase. Supported by healthy CLO fundamentals, active portfolio management and the breadth of Eagle Point’s investment platform, we believe the Company is well positioned to create long-term value for stockholders.

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 6 for endnotes.

About Our Adviser

The Adviser is affiliated with Eagle Point Credit Management LLC, which is an investment manager focused on specialized private credit strategies in inefficient markets, including portfolio debt securities, regulatory capital relief transactions, infrastructure credit, strategic credit investments, specialty finance and CLO strategies. As of June 30, 2026, our Adviser and its affiliates had over $14 billion of assets under management (inclusive of undrawn capital commitments).9

Subsequent Developments

As of July 31, 2026, management’s unaudited estimate of the range of the Company’s NAV per common share was between $12.30 and $12.40.

The table below summarizes the Company’s common and preferred stock distributions that have been declared but remain unpaid as of the date of this letter:

Security	Amount per Share	Record Dates	Payable Dates
Common Stock	$0.11	August 11, 2026 September 10, 2026 October 13, 2026 November 10, 2026 December 11, 2026	August 31, 2026 September 30, 2026 October 30, 2026 November 30, 2026 December 31, 2026
Series AA Convertible Perpetual Preferred	$0.125
Series AB Convertible Perpetual Preferred	$0.125

Security	Amount per Share	Record Dates	Payable Dates
Series A Term Preferred Stock	$0.104167	August 11, 2026 September 10, 2026 October 13, 2026	August 31, 2026 September 30, 2026 October 30, 2026

* * * * *

Management remains keenly focused on continuing to create value for our stockholders. We appreciate the trust and confidence our fellow stockholders have placed in the Company.

Thomas Majewski

Chairman and Chief Executive Officer

This letter is intended to assist stockholders in understanding the Company’s performance during the six months ended June 30, 2026. The views and opinions in this letter were current as of August 11, 2026. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the SEC.

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

NOTES

1 “Weighted average common share” is calculated based on the average daily number of shares of common stock outstanding during the period.

2 Return on common equity reflects the Company’s cumulative monthly performance net of applicable expenses and fees measured against beginning capital adjusted for any common equity issued during the period.

3 The actual components of the Company’s distributions for US tax reporting purposes can only be finally determined as of the end of each fiscal year of the Company and are thereafter reported on Form 1099-DIV. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Company’s investment performance and should not be confused with “yield” or “income.” Future distributions may consist of a return of capital. Not a guarantee of future distributions or yield.

4 “Weighted average effective yield” is based on an investment’s amortized cost and expected future cash flows whereas “weighted average expected yield” is based on an investment’s fair market value and expected future cash flows as of the applicable period end as disclosed in the Company’s financial statements, which is subject to change from period to period.

5 An investment company trades at a premium when the market price at which its shares trade is more than its net asset value per share. Alternatively, an investment company trades at a discount when the market price at which its shares trade is less than its net asset value per share.

6Market data and statistics summarized herein are sourced from Bloomberg, JP Morgan, Nomura and Pitchbook LCD.

7The S&P UBS Leveraged Loan Index tracks the investable universe of the USD-denominated leveraged loan market. You cannot invest directly in an index.

8Default rate represents the rate of obligors who fail to remain current on their loans based on the par amount.

9 Calculated in the aggregate with its affiliate Eagle Point Credit Management LLC and certain other affiliated advisers.

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

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FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

IMPORTANT INFORMATION ABOUT THIS REPORT AND EAGLE POINT INCOME COMPANY INC.

This report is transmitted to the stockholders of Eagle Point Income Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the SEC. Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Income Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this report is strictly prohibited and may be in violation of law. This report is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website (www.sec.gov)) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset values (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of June 30, 2026. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third-party sources and reports (including reports of third-party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Please see footnote disclosures on page 11.

SUMMARY OF CERTAIN UNAUDITED PORTFOLIO CHARACTERISTICS1

Summary of Portfolio Investments[2]

CLO Equity
19%
Infrastructure Credit
13%
Portfolio Debt Securities
5%
ABS/Specialty Finance
3%
Strategic Credit
1%
CLO Debt
59%

Cash and Borrowing Capacity: $54.1 million

Summary of CLO Underlying Portfolio Characteristics[3]
Number of Unique Underlying Loan Obligors	1,365
Largest Exposure to an Individual Obligor	0.73%
Average Individual Loan Obligor Exposure	0.07%
Top 10 Loan Obligors Exposure	4.73%
Currency: USD Exposure	100.00%
Indirect Exposure to Senior Secured Loans[4]	96.30%
Weighted Average OC Cushion Senior to the Security[5]	4.83%
Weighted Average Market Value of Loan Collateral	95.30%
Weighted Average Stated Loan Spread	3.05%
Weighted Average Loan Rating[6]	B+/B
Weighted Average Loan Maturity	4.6 years
Weighted Average Remaining CLO Equity Reinvestment Period	3.4 years

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Please see footnote disclosures on page 11.

Top 10 CLO Underlying Obligors[3]		Top 10 Industries of CLO Underlying Obligors[3,7,8]
Obligor	% of Total	Industry	% of Total
Transdigm	0.7%	Technology: Software & Services	12.3%
Envestnet	0.5%	Hotels, Restaurants & Leisure	5.6%
American Airlines	0.5%	Health Care Providers & Services	4.9%
Hologic	0.5%	Professional Services	4.9%
Quikrete Holdings	0.4%	Media	4.8%
Howden	0.4%	Diversified Financial Services	4.8%
Mcafee	0.4%	Insurance	3.9%
Tibco Software	0.4%	Commercial Services & Supplies	3.9%
Focus Financial Partners	0.4%	Capital Markets	3.1%
Caesars Entertainment	0.4%	Chemicals	3.1%
Total	4.7%	Total	51.2%

Rating Distribution of CLO Underlying Obligors[3,6]	Maturity Distribution of CLO Underlying Obligors[3]

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

NOTES

1The information presented is on a look-through basis to the collateralized loan obligation (“CLO”) and other related investments held by the Company as of June 30, 2026 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to June 2026 and from custody statements and/or other information received from CLO collateral managers, or other third-party sources.

2 The summary of portfolio investments shown is based on the estimated fair value of the underlying positions as of June 30, 2026. Cash and borrowing capacity represents cash net of pending trade settlements and includes available capacity on the Company’s credit facility as of June 30, 2026. Borrowings under the credit facility are subject to applicable regulatory and contractual limits.

3 Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third-party data sources, June 2026 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of June 30, 2026 and this data may not be representative of current or future holdings. The Weighted Average Remaining Reinvestment Period information is based on the fair value of CLO equity investments held by the Company at the end of the reporting period.

4Data represents aggregate indirect exposure. We obtain exposure in underlying senior secured loans indirectly through our CLO and related investments.

5The weighted average OC cushion senior to the security is calculated using the BBB OC cushion for all BB-rated CLO debt securities in the portfolio and the BB OC cushion for all other securities in the portfolio, in each case as held on June 30, 2026.

6Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com).

7Industry categories are based on the S&P industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Company’s exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.

8Certain CLO trustee reports do not provide the industry classification for certain underlying obligors. These obligors are not summarized in the look-through industry data shown.

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

ADDITIONAL COMPANY INFORMATION

Other Company Securities

As of June 30, 2026, in addition to our common stock, the Company has one other security traded on the NYSE and two other securities that are not exchange-traded:

Security	NYSE Symbol	Par Amount Outstanding	Rate	Payment Frequency	Callable	Maturity
Series A Term Preferred Stock due 2026	EICA	$38.0 million	5.00%	Monthly	Callable	October 2026
Series AA Convertible Perpetual Preferred Stock	N/A	$1.1 million	6.00%	Monthly	2 years from issuance	Perpetual
Series AB Convertible Perpetual Preferred Stock	N/A	—	6.00%	Monthly	2 years from issuance	Perpetual

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

CONSOLIDATED FINANCIAL STATEMENTS FOR THE SIX MONTHS ENDED
JUNE 30, 2026 (UNAUDITED)

See accompanying notes to the consolidated financial statements

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Statement of Assets and Liabilities
As of June 30, 2026
(expressed in US dollars)
(Unaudited)

ASSETS
Investments, at fair value (cost $359,146,494)	$317,533,582
Cash and cash equivalents	5,518,045
Interest receivable	12,316,887
Prepaid expenses	815,985
Unamortized deferred financing costs	609,780
Excise tax refund receivable	51,412
Due from affiliates	4,123
Total Assets	$336,849,814

LIABILITIES
Term preferred stock, at fair value (1,521,649 shares issued and outstanding) (Note 6)	37,819,050
Investments sold under participation agreements, at fair value (Note 2)	7,168,025
Unfunded investment commitments, at fair value	59,178
Management fees payable	1,015,961
Interest expense payable	896,682
Professional fees payable	194,121
Directors’ fees payable	127,500
Administration fees payable	65,850
Deferred tax liability	63,173
Tax expense payable	10,556
Total Liabilities	47,420,096

TEMPORARY EQUITY (Note 2)
Perpetual Preferred Stock (Note 6)	976,496

COMMITMENTS AND CONTINGENCIES (Note 7)

NET ASSETS applicable to common stock, 0.001 par value, 150,000,000 shares authorized, 23,043,757 shares issued and outstanding	$288,453,222

NET ASSETS consist of:
Paid-in capital	$372,103,862
Aggregate distributable earnings (losses)	(83,575,984)
Accumulated other comprehensive income (loss)	(74,656)
Total Net Assets	$288,453,222
Net asset value per share of common stock	$12.52

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Schedule of Investments
As of June 30, 2026
(expressed in US dollars)
(Unaudited)

Issuer[1]	Investment Description²,³	Acquisition Date[4]	Principal Amount / Shares	Cost	Fair Value[5]
Investments, at Fair Value - 110.08% of Net Assets
Collateralized Loan Obligation Debt - 64.90% of Net Assets[6]
Structured Finance
United States
AGL CLO 17 Ltd.	Secured Note - Class E-R, 8.32% (3M SOFR + 4.65%, due 1/21/2035)	1/24/2025	$5,000,000	$5,000,169	$4,183,933
AGL CLO 23 Ltd.	Secured Note - Class E-R, 8.38% (3M SOFR + 4.70%, due 4/20/2038)	3/14/2025	5,000,000	4,890,974	4,274,963
AGL CLO 39 Ltd.	Secured Note - Class E, 8.18% (3M SOFR + 4.50%, due 4/20/2038)	2/28/2025	1,100,000	1,100,000	1,057,891
AMMC CLO 25, Limited	Secured Note - Class E-R-2, 9.97% (3M SOFR + 6.30%, due 10/15/2038)	9/10/2025	5,000,000	5,000,000	4,995,687
Ares LIX CLO Ltd.	Secured Note - Class E, 10.18% (3M SOFR + 6.51%, due 4/25/2034)	1/05/2023	3,700,000	3,702,686	3,648,600
Ares Loan Funding IX, Ltd.	Secured Note - Class E, 8.67% (3M SOFR + 5.00%, due 3/31/2038)	3/03/2025	3,500,000	3,500,000	3,463,584
Ares XXVII CLO Ltd.	Secured Note - Class E-R3, 10.42% (3M SOFR + 6.75%, due 10/28/2034)	11/05/2024	2,000,000	2,000,000	1,953,141
Black Diamond CLO 2016-1, Ltd.	Secured Note - Class D-R, 9.53% (3M SOFR + 5.86%, due 4/26/2031)	10/04/2018	1,050,000	1,045,890	971,910
Carlyle US CLO 2020-2, Ltd.	Secured Note - Class D-R-2, 9.67% (3M SOFR + 6.00%, due 1/25/2035)	2/04/2026	500,000	490,935	476,127
Carlyle US CLO 2021-10 Ltd.	Secured Note - Class E-R, 10.43% (3M SOFR + 6.75%, due 1/20/2038)	12/04/2024	5,000,000	5,000,000	4,922,041
Carlyle US CLO 2022-1, Ltd.	Secured Note - Class E, 11.02% (3M SOFR + 7.35%, due 4/15/2035)	8/23/2024	2,250,000	2,236,221	2,181,694
CarVal CLO II Ltd.	Secured Note - Class E-R2, 10.18% (3M SOFR + 6.50%, due 4/20/2032)	11/26/2024	4,850,000	4,850,000	4,680,544
CBAM 2017-2, Ltd.	Secured Note - Class E-RR, 9.37% (3M SOFR + 5.68%, due 4/17/2039)	5/08/2026	6,500,000	6,370,758	6,402,455
CBAM 2021-15, LLC	Secured Note - Class E-R, 9.18% (3M SOFR + 5.50%, due 1/20/2038)	2/05/2025	3,875,000	3,877,817	3,673,419
CIFC Funding 2017-III Ltd.	Secured Note - Class E-R, 10.38% (3M SOFR + 6.70%, due 4/20/2037)	4/16/2024	3,000,000	3,003,746	2,954,675
CIFC Funding 2018-II, Ltd.	Secured Note - Class E-R, 9.43% (3M SOFR + 5.75%, due 10/20/2037)	9/27/2024	800,000	800,000	785,961
CIFC Funding 2022-II, Ltd.	Secured Note - Class E-R, 8.43% (3M SOFR + 4.75%, due 4/19/2035)	1/29/2025	3,340,000	3,340,000	3,268,051
Dryden 123 CLO, Ltd.	Secured Note - Class E, 8.52% (3M SOFR + 4.85%, due 4/15/2038)	2/19/2025	5,000,000	5,000,000	5,011,206
Dryden 37 Senior Loan Fund, Ltd.	Secured Note - Class E-R, 9.08% (3M SOFR + 5.41%, due 1/15/2031)	10/04/2018	500,000	498,379	463,512
Dryden 43 Senior Loan Fund, Ltd.	Secured Note - Class E-R3, 10.34% (3M SOFR + 6.66%, due 4/20/2034)	12/03/2024	5,010,000	4,907,193	4,717,933
Dryden 68 CLO, Ltd.	Secured Note - Class E-R, 10.68% (3M SOFR + 7.01%, due 7/15/2035)	4/10/2024	5,300,000	5,161,452	5,004,046
Elmwood CLO 16 Ltd.	Secured Note - Class E-R, 10.43% (3M SOFR + 6.75%, due 4/20/2037)	8/05/2024	5,000,000	5,000,747	4,819,349
Elmwood CLO 22 Ltd.	Secured Note - Class E-R, 8.48% (3M SOFR + 4.80%, due 4/17/2038)	3/12/2025	2,000,000	2,000,000	1,971,977
Elmwood CLO VI Ltd.	Secured Note - Class E-R-R, 9.58% (3M SOFR + 5.90%, due 7/18/2037)	7/16/2025	5,000,000	4,948,482	4,824,096
Elmwood CLO VIII Ltd.	Secured Note - Class E-R, 9.93% (3M SOFR + 6.25%, due 4/20/2037)	7/29/2025	1,750,000	1,738,931	1,688,912
First Eagle BSL CLO 2019-1 Ltd.	Secured Note - Class D, 11.64% (3M SOFR + 7.96%, due 1/20/2033)	12/17/2019	5,000,000	4,945,495	4,965,634
Generate CLO 2 Ltd.	Secured Note - Class E-R2, 11.01% (3M SOFR + 7.35%, due 10/22/2037)	8/06/2024	3,625,000	3,612,726	3,420,298
Green Lakes Park CLO, LLC	Secured Note - Class E-RR, 8.42% (3M SOFR + 4.75%, due 1/25/2038)	1/17/2025	5,000,000	4,951,820	4,305,700
Harbor Park CLO, Ltd.	Secured Note - Class E-R2, 8.93% (3M SOFR + 5.25%, due 1/20/2031)	10/06/2025	2,250,000	2,250,000	1,945,155
Invesco CLO 2022-1, Ltd.	Secured Note - Class E, 9.98% (3M SOFR + 6.30%, due 4/20/2035)	3/19/2024	5,004,000	4,897,027	4,249,135
KKR CLO 14 Ltd.	Secured Note - Class E-R, 10.08% (3M SOFR + 6.41%, due 7/15/2031)	3/19/2020	6,800,000	6,717,214	6,604,801
KKR CLO 17 Ltd.	Secured Note - Class E-R, 11.32% (3M SOFR + 7.65%, due 4/15/2034)	1/12/2022	2,760,000	2,753,568	2,405,697
KKR CLO 26 Ltd.	Secured Note - Class E-R, 11.08% (3M SOFR + 7.41%, due 10/15/2034)	7/21/2021	5,000,000	4,930,032	4,731,187
KKR CLO 27 Ltd.	Secured Note - Class E-R2, 9.92% (3M SOFR + 6.25%, due 1/15/2035)	12/10/2024	3,000,000	3,000,000	2,814,933
KKR CLO 49 Ltd.	Secured Note - Class E-R, 10.50% (3M SOFR + 6.82%, due 10/20/2037)	10/08/2024	1,925,000	1,893,448	1,764,654
Lake George Park CLO, Ltd.	Secured Note - Class E, 8.27% (3M SOFR + 4.60%, due 4/15/2038)	2/04/2026	1,350,000	1,340,282	1,298,064
Lakeside Park CLO, Ltd.	Secured Note - Class E, 8.27% (3M SOFR + 4.60%, due 4/15/2038)	3/07/2025	5,000,000	5,000,000	4,859,621
Madison Park Funding XXIX, Ltd.	Secured Note - Class E-R, 9.53% (3M SOFR + 5.85%, due 3/25/2038)	3/07/2025	2,375,000	2,375,000	2,040,213
Magnetite XLV, Limited	Secured Note - Class E, 8.17% (3M SOFR + 4.50%, due 4/15/2038)	3/12/2025	1,125,000	1,125,000	1,105,558
Morgan Stanley Eaton Vance CLO 2022-18, Ltd.	Secured Note - Class E-R, 9.83% (3M SOFR + 6.15%, due 10/20/2037)	11/01/2024	1,838,000	1,838,000	1,689,915
Neuberger Berman Loan Advisers CLO 24, Ltd.	Secured Note - Class E-R2, 10.68% (3M SOFR + 7.00%, due 10/19/2038)	8/08/2024	2,300,000	2,300,000	2,315,416
Neuberger Berman Loan Advisers CLO 38, Ltd.	Secured Note - Class E-R2, 8.28% (3M SOFR + 4.60%, due 10/20/2036)	2/14/2025	5,000,000	5,000,000	4,823,799
Octagon 51, Ltd.	Secured Note - Class E-R, 9.33% (3M SOFR + 5.65%, due 7/20/2034)	2/06/2025	2,200,000	2,200,000	2,083,970
Octagon Investment Partners 38, Ltd.	Secured Note - Class D-R, 10.93% (3M SOFR + 7.25%, due 10/20/2037)	8/06/2024	4,725,000	4,664,523	4,728,310
Octagon Investment Partners 41, Ltd.	Secured Note - Class E-R, 11.06% (3M SOFR + 7.39%, due 10/15/2033)	9/24/2021	5,000,000	4,876,546	4,469,648
Pikes Peak CLO 3	Secured Note - Class E-RR, 10.54% (3M SOFR + 6.87%, due 10/25/2034)	8/11/2022	2,625,000	2,593,986	2,500,340
RAD CLO 21, Ltd.	Secured Note - Class E-1R, 8.57% (3M SOFR + 4.90%, due 1/25/2037)	1/27/2025	3,250,000	3,195,283	3,081,988
RAD CLO 27, Ltd.	Secured Note - Class E, 8.97% (3M SOFR + 5.30%, due 1/15/2038)	12/11/2024	5,000,000	5,000,000	4,790,287
Regatta 31 Funding, Ltd	Secured Note - Class D, 8.57% (3M SOFR + 4.90%, due 3/25/2038)	2/21/2025	5,000,000	5,000,000	4,871,818
Rockford Tower CLO 2017-3, Ltd.	Secured Note - Class E, 9.69% (3M SOFR + 6.01%, due 10/20/2030)	11/14/2017	1,030,000	1,030,080	915,382
Rockford Tower CLO 2018-1, Ltd.	Secured Note - Class E, 9.75% (3M SOFR + 6.11%, due 5/20/2031)	10/04/2018	2,250,000	2,245,284	1,969,409
Rockford Tower CLO 2018-2, Ltd.	Secured Note - Class E, 9.94% (3M SOFR + 6.26%, due 10/20/2031)	10/04/2018	5,000,000	4,967,921	4,263,562
RR 14 Ltd.	Secured Note - Class D, 10.08% (3M SOFR + 6.41%, due 4/15/2036)	4/23/2025	2,000,000	1,958,324	1,904,118
Sixth Street CLO VIII Ltd.	Secured Note - Class D-R2, 10.43% (3M SOFR + 6.75%, due 10/20/2034)	11/21/2024	5,000,000	5,000,000	4,844,015
Tallman Park CLO Ltd.	Secured Note - Class E-R, 9.68% (3M SOFR + 6.00%, due 7/20/2038)	6/26/2025	2,000,000	2,000,000	1,768,278
Thayer Park CLO, Ltd.	Secured Note - Class D-R, 10.19% (3M SOFR + 6.51%, due 4/20/2034)	9/24/2024	3,625,000	3,621,043	2,869,948
Thompson Park CLO, Ltd.	Secured Note - Class E-R, 8.27% (3M SOFR + 4.60%, due 4/15/2034)	3/06/2025	5,000,000	5,000,000	4,423,849
Total Collateralized Loan Obligation Debt				197,746,982	187,220,409

Collateralized Loan Obligation Equity - 20.91% of Net Assets[7,8]
Structured Finance
United States
AMMC CLO 23, Limited	Subordinated Note (effective yield 14.81%, maturity 7/17/2038)	9/19/2025	5,000,000	3,003,727	2,298,270
AMMC CLO 30, Limited	Subordinated Note (effective yield 17.74%, maturity 4/15/2039)	11/01/2024	7,103,000	4,931,853	4,600,589
Ares Loan Funding V, Ltd.	Subordinated Note (effective yield 9.41%, maturity 7/25/2037)	2/04/2025	6,475,000	4,498,286	2,829,672
Ares Loan Funding VII, Ltd.	Subordinated Note (effective yield 8.40%, maturity 10/22/2037)	7/30/2025	7,500,000	5,067,876	3,133,110
Ares Loan Funding VIII, Ltd.	Subordinated Note (effective yield 11.66%, maturity 1/24/2038)	8/04/2025	7,018,000	5,031,805	4,225,061
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (effective yield 15.48%, maturity 4/17/2039)[9]	9/24/2021	5,000,000	2,887,850	2,002,611

See accompanying notes to the consolidated financial statements

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Issuer[1]	Investment Description²,³	Acquisition Date[4]	Principal Amount / Shares	Cost	Fair Value[5]
Collateralized Loan Obligation Equity - 20.91% of Net Assets[7,8] (continued)
Barings CLO Ltd. 2021-I	Subordinated Note (effective yield 0.00%, maturity 4/25/2034)[13,14]	11/03/2021	$4,000,000	$436,000	$296,000
Barings CLO Ltd. 2021-III	Subordinated Note (effective yield 0.00%, maturity 1/18/2035)[13]	11/17/2021	5,000,000	2,552,997	470,900
Boyce Park CLO, Ltd.	Subordinated Note (effective yield 5.14%, maturity 4/21/2035)	9/27/2023	3,000,000	1,678,763	496,903
Boyce Park CLO, Ltd.	Class M-2 Note (effective yield 5.14%, maturity 4/21/2035)	9/27/2023	17,678,572	157,896	63,870
Carlyle US CLO 2021-2, Ltd.	Subordinated Note (effective yield 9.89%, maturity 4/20/2038)	10/28/2021	8,205,000	5,169,427	3,616,727
Carlyle US CLO 2021-6, Ltd.	Subordinated Note (effective yield 11.11%, maturity 1/15/2038)	8/14/2024	5,000,000	2,255,410	1,390,310
Carlyle US CLO 2022-2, Ltd.	Subordinated Note (effective yield 5.72%, maturity 1/20/2038)	8/15/2023	6,279,700	3,897,609	2,253,454
Carlyle US CLO 2022-4 Ltd.	Subordinated Note (effective yield 7.31%, maturity 7/25/2036)	10/29/2024	4,575,000	4,118,344	2,971,625
Carlyle US CLO 2022-5, Ltd.	Subordinated Note (effective yield 8.90%, maturity 10/15/2037)	11/19/2024	5,000,000	3,219,899	2,224,797
CBAM 2018-8 Ltd.	Subordinated Note (effective yield 6.16%, maturity 7/15/2037)	2/05/2025	5,000,000	1,483,750	1,163,474
CBAM 2019-9, Ltd.	Subordinated Note (effective yield 5.96%, maturity 7/15/2037)	11/01/2024	6,175,000	2,156,220	1,507,625
CIFC Funding 2019-VI, Ltd.	Subordinated Note (effective yield 8.05%, maturity 7/16/2037)	12/02/2019	7,000,000	4,494,685	3,261,862
CIFC Funding 2022-IV, Ltd.	Subordinated Note (effective yield 8.10%, maturity 7/16/2035)	10/23/2023	1,100,000	764,986	557,568
Clover CLO 2021-2, LLC	Subordinated Note (effective yield 12.18%, maturity 7/20/2038)	8/09/2023	2,350,000	1,453,046	781,404
Dryden 113 CLO, Ltd.	Income Note (effective yield 12.98%, maturity 10/15/2037)	7/30/2024	2,500,000	1,863,304	1,363,039
Lodi Park CLO, Ltd.	Income Note (effective yield 6.51%, maturity 7/21/2036)	11/13/2024	1,575,000	1,230,081	683,299
Lodi Park CLO, Ltd.	Subordinated Note (effective yield 6.51%, maturity 7/21/2036)	11/13/2024	925,000	717,985	401,143
Madison Park Funding XXVIII Ltd.	Subordinated Note (effective yield 10.43%, maturity 1/15/2038)	5/13/2025	6,400,000	2,607,663	1,380,949
Madison Park Funding XXXVII, Ltd.	Subordinated Note (effective yield 7.93%, maturity 4/15/2037)	3/11/2020	11,777,574	5,546,361	3,092,408
Marathon CLO XIII, Ltd.	Subordinated Note (effective yield 0.00%, maturity 4/15/2032)[13,14]	6/04/2019	5,300,000	—	795
Meacham Park CLO, Ltd.	Subordinated Note (effective yield 7.68%, maturity 10/20/2037)	1/10/2025	6,900,000	4,852,501	2,645,471
Morgan Stanley Eaton Vance CLO 2025-21, Ltd.	Income Note (effective yield 15.85%, maturity 4/15/2038)[9]	3/07/2025	5,414,000	4,188,551	4,119,039
Octagon Investment Partners 37, Ltd.	Subordinated Note (effective yield 0.00%, maturity 7/25/2030)[13,14]	1/31/2020	6,000,000	13,200	900
Octagon Investment Partners 49, Ltd.	Subordinated Note (effective yield 3.95%, maturity 4/15/2037)	3/25/2024	8,250,000	4,068,636	1,793,381
RAD CLO 3, Ltd.	Subordinated Note (effective yield 6.27%, maturity 7/15/2037)[9]	7/22/2025	3,000,000	1,450,708	638,103
Reese Park CLO, Ltd.	Subordinated Note (effective yield 8.54%, maturity 1/15/2038)	5/08/2025	2,836,250	1,514,749	552,593
Reese Park CLO, Ltd.	Class M-2 Note (effective yield 8.54%, maturity 10/15/2032)	5/08/2025	3,687,125	4	75,197
Regatta XVIII Funding, Ltd.	Subordinated Note (effective yield 16.43%, maturity 4/15/2038)	9/05/2024	3,175,322	1,674,506	1,353,852
Regatta XXVIII Funding Ltd.	Subordinated Note (effective yield 12.27%, maturity 7/25/2039)	11/13/2024	3,839,000	2,506,314	1,702,022
Venture 37 CLO, Limited	Subordinated Note (effective yield 0.00%, maturity 7/15/2032)[13]	5/21/2019	5,200,000	1,708,068	106,486
Wind River 2022-1 CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 7/20/2035)[13]	8/15/2023	5,490,000	2,733,767	273,951
Total Collateralized Loan Obligation Equity				95,936,827	60,328,460

Loans and Notes - 14.58% of Net Assets[7]
Entertainment
United States
SI Tickets, Inc.	Senior Secured Loan, 10.00% (due 8/30/2026)[12,16]	11/12/2025	63,442	63,442	265,060
Financial Services
United States
Pasadena Private Lending, Inc.	Senior Secured Loan, 13.48% (3M SOFR + 9.75%, due 1/31/2031)[6,11,16]	12/18/2025	2,367,125	2,237,869	2,281,317
Infrastructure
United States
Heritage Energy Holdings, LLC	Senior Secured Loan, 15.00% (due 6/30/2027)[12,16]	12/31/2025	2,194,341	2,131,585	2,580,765
Micro Parent, LLC	Senior Secured Loan, 13.00% (due 4/29/2031)[11,12]	4/27/2026	2,794,079	2,154,034	2,178,437
Nexus Apex Holdings, LLC	Senior Secured Loan, Tranche B, 14.73% (3M SOFR + 11.00%, due 2/28/2029)[6,15,16]	2/26/2026	27,117,471	26,654,202	34,520,538

Structured Finance
United States
Glendower Capital Secondaries CFO, LLC	Senior Secured CFO Debt, Class C Loan, 14.50% (due 7/13/2038)[12]	7/13/2023	223,713	221,476	226,626
Total Loans and Notes				33,462,608	42,052,743

Collateralized Fund Obligation Equity - 4.26% of Net Assets[7,8]
Structured Finance
United States
ALP CFO 2024, L.P.	Subordinated Note (effective yield 25.18%, maturity 10/15/2036)	10/21/2024	4,072,000	4,072,000	2,897,282
ALP CFO 2025, L.P.	Subordinated Note (effective yield 30.60%, maturity 7/15/2037)	7/30/2025	3,612,000	3,612,000	3,185,767
Coller Private Equity Backed Notes & Loans II-A L.P.	Preferred Equity (effective yield 21.33%, maturity 4/30/2037)[11]	7/21/2025	3,153,264	3,153,264	2,757,014
Glendower Capital Secondaries CFO, LLC	Subordinated Loan (effective yield 10.35%, maturity 7/13/2038)	7/13/2023	509,984	509,984	226,985
StepStone Private Equity LP Secondary Opportunities Ltd.	Subordinated Note (effective yield 17.03%, maturity 12/28/2035)[11]	7/03/2024	4,750,268	4,750,268	3,217,179
Total Collateralized Fund Obligation Equity				16,097,516	12,284,227

Asset Backed Securities - 2.42% of Net Assets[8]
Structured Finance
United States
Carvana Auto Receivables Trust 2025-P4	Class R Note (effective yield 20.14%, maturity 11/10/2033)	11/18/2025	3,301	1,674,117	1,636,524
Carvana Auto Receivables Trust 2026-P1	Class R Note (effective yield 14.47%, maturity 3/10/2034)	3/10/2026	3,350	1,711,100	1,693,499
Carvana Auto Receivables Trust 2026-P2	Class R Note (effective yield 13.10%, maturity 6/12/2034)	5/19/2026	2,907	1,432,337	1,425,450
GoodLeap Home Improvement Solutions Trust 2025-2	Class R Note (effective yield 12.80%, maturity 6/20/2049)	3/17/2026	1,454,659	2,336,385	2,207,837
Total Asset Backed Securities				7,153,939	6,963,310

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Schedule of Investments
As of June 30, 2026
(expressed in US dollars)
(Unaudited)

See accompanying notes to the consolidated financial statements

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Issuer[1]	Investment Description²,³	Acquisition Date[4]	Principal Amount / Shares	Cost	Fair Value[5]
Preferred Stock - 1.52% of Net Assets[7]
Financial Services
United States
NCS SPV LLC	Preferred Stock[11]	12/24/2025	$0	$21	$21
NCS SPV LLC	Preferred Stock, 14.00%[11,12]	12/24/2025	2,092	2,091,865	2,091,870
Pasadena Private Lending, Inc.	Preferred Stock, Class D, 15.00% (due 4/20/2031)[11,12,16]	10/17/2025	863	761,756	817,328
Pasadena Private Lending, Inc.	Preferred Stock, Class C-2, 10.00% (due 12/22/2031)[11,12,16]	12/18/2025	4,636	203,984	153,544
Total United States				3,057,626	3,062,763
Total Financial Services				3,057,626	3,062,763
Infrastructure
United States
Micro Parent, LLC	Senior Preferred Equity	4/28/2026	1,784,483	1,258,303	1,308,584
Total Preferred Stock				4,315,929	4,371,347

Regulatory Capital Relief Securities - 0.93% of Net Assets[7]
Banking
United States
Ally Bank Auto Credit-Linked Notes Series 2026-A	Credit Linked Note - Class G, 10.57% (due 3/15/2034)[12]	5/15/2026	2,704,359	2,704,359	2,697,003

Warrants - 0.20% of Net Assets[7,17]
Financial Services
United States
Pasadena Private Lending, Inc.	Warrants	10/20/2025	10,776	100,675	114,657
Infrastructure
United States
Heritage Energy Holdings, LLC	Warrants	12/31/2025	1,021,000	26,546	26,546
Micro Parent, LLC	Common Unit Warrant	4/28/2026	730,138	357,046	315,290
Micro Parent, LLC	Series C Unit Warrant	4/28/2026	423,791	133,444	117,838
Total United States				517,036	459,674
Total Infrastructure				517,036	459,674
Total Warrants				617,711	574,331

Rated Feeder Fund Equity - 0.18% of Net Assets[7,8]
Structured Finance
United States
CVC Structured Solutions 2, LLC	Subordinated Loan (effective yield 26.52%, maturity 9/3/2040)[11]	9/02/2025	600,000	600,000	519,119

Royalties - 0.16% of Net Assets[7]
Infrastructure
United States
Micro Parent, LLC	Royalty Fee	5/12/2026	10,215,520	461,273	473,283

Equity Securities - 0.02% of Net Assets[7,17]
Financial Services
United States
Pasadena Private Lending, Inc.	Common Equity, Class A-2	12/18/2025	4,636	49,350	49,350

Total investments, at fair value June 30, 2026				$359,146,494	$317,533,582

Liabilities, at Fair Value - (13.13)% of Net Assets
Preferred Stock - (13.11)% of Net Assets[10]
5.00% Series A Term Preferred Stock due 2026	Preferred Stock		$(38,041,225)	$(38,062,514)	$(37,819,050)

Unfunded Investment Commitments - (0.02)% of Net Assets
Financial Services
United States
Pasadena Private Lending, Inc.	Senior Secured Loan, 13.48% (3M SOFR + 9.75%, due 1/31/2031)	12/18/2025	1,632,500	—	(59,178)
Total Unfunded Investment Commitments				—	(59,178)

Total liabilities, at fair value June 30, 2026				$(38,062,514)	$(37,878,228)

Net assets above (below) fair value of investments and liabilities at fair value					8,797,868

Net Assets as of June 30, 2026					$288,453,222

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Schedule of Investments
As of June 30, 2026
(expressed in US dollars)
(Unaudited)

See accompanying notes to the consolidated financial statements

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

¹The Company is not affiliated with, nor does it “control” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to “control” an issuer if we owned 25% or more of its voting securities.

²Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”. As of June 30, 2026, the aggregate fair value of these securities is $317.5 million, or 110.1% of the Company’s net assets.

³Pursuant to the terms of the credit facility agreement, a security interest in favor of the lender has been granted with respect to all investments. See Note 9 “Revolving Credit Facilities” for further discussion.

4Acquisition date represents the initial purchase date or the date when the investment was contributed to the Company. See Note 1 “Organization” for further discussion.

5Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.

6Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.

7Classified as Level III investment. See Note 3 “Valuation of Investments” for further discussion.

8CLO equity, CFO equity, Rated Feeder Fund Equity and certain Asset Backed Security are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of June 30, 2026, the Company’s weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 9.14%. When excluding called CLOs, the Company’s weighted average effective yield on its CLO equity positions was 9.18%.

9Fair value includes the Company’s interest in fee rebates on CLO equity.

10The Company has accounted for its 5.00% Series A Term Preferred Stock due 2026 utilizing the fair value option election under ASC Topic 825. Accordingly, the aforementioned preferred stock is carried at fair value. See Note 2 “Summary of Significant Accounting Policies” for further discussion.

¹¹This investment has an unfunded commitment as of June 30, 2026. See Note 7 “Commitments and Contingencies” for further discussion.

¹²Fixed rate investment.

¹³As of June 30, 2026, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.

14As of June 30, 2026, the Investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.

15The Company sold a participation interest in the following investment that did not qualify as a “sale” in accordance with U.S. generally accepted accounting principles. The Company recorded a liability titled “Investments sold under participation agreements, at fair value”, in the accompanying Consolidated Statement of Assets and Liabilities. As of June 30, 2026, this liability bears an interest rate of 12.55%.

16As of June 30, 2026, the investment includes interest income capitalized as additional investment principal, referred to as “PIK” interest. The PIK interest rate represents the interest rate at payment date when PIK interest is received.

17Investment is not an income producing security.

Reference Key:

SOFR - Secured Overnight Financing Rate

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Schedule of Investments
As of June 30, 2026
(expressed in US dollars)
(Unaudited)

See accompanying notes to the consolidated financial statements

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Statement of Operations
For the six months ended June 30, 2026
(expressed in US dollars)
(Unaudited)

INVESTMENT INCOME
Interest income	$24,963,440
Dividend income	7,256
Other income	115,592
Total Investment Income	25,086,288

EXPENSES
Interest expense	3,818,129
Management fees	2,367,638
Interest expenses on investments sold under participation agreements	635,859
Administration fees	348,387
Professional fees	315,985
Directors’ fees	129,026
Tax expense	50,000
Other expenses	420,845
Total Expenses	8,085,869

NET INVESTMENT INCOME	17,000,419

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(15,807,604)
Net change in unrealized appreciation (depreciation) on investments	(5,545,586)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	1,891,140
NET REALIZED AND UNREALIZED GAIN (LOSS)	(19,462,050)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,461,631)

DISTRIBUTIONS AND AMORTIZATION ON TEMPORARY EQUITY (NOTE 2)
Perpetual Preferred Stock	(7,188)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(2,468,819)

See accompanying notes to the consolidated financial statements

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Statement of Comprehensive Income
For the six months ended June 30, 2026
(expressed in US dollars)
(Unaudited)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(2,468,819)

OTHER COMPREHENSIVE INCOME (LOSS)(1)
Change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(1,448,235)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM COMPREHENSIVE INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(3,917,054)

1See Note 2 “Summary of Significant Accounting Policies - Other Financial Assets and Financial Liabilities at Fair Value” for further discussion relating to other comprehensive income.

See accompanying notes to the consolidated financial statements

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Statements of Operations
(expressed in US dollars)
(Unaudited)

	For the three months ended June 30, 2026	For the three months ended March 31, 2026	For the six months ended June 30, 2026
INVESTMENT INCOME
Interest income	$12,080,038	$12,883,402	$24,963,440
Dividend income	—	7,256	7,256
Other income	70,382	45,210	115,592
Total Investment Income	12,150,420	12,935,868	25,086,288

EXPENSES
Interest expense	1,189,172	2,628,957	3,818,129
Management fees	1,022,579	1,345,059	2,367,638
Interest expenses on investments sold under participation agreements	611,684	24,175	635,859
Administration fees	169,160	179,227	348,387
Professional fees	151,534	164,451	315,985
Directors’ fees	65,276	63,750	129,026
Tax expense	25,000	25,000	50,000
Other expenses	287,226	133,619	420,845
Total Expenses	3,521,631	4,564,238	8,085,869

NET INVESTMENT INCOME	8,628,789	8,371,630	17,000,419

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(15,263,642)	(543,962)	(15,807,604)
Net change in unrealized appreciation (depreciation) on investments	26,322,352	(31,867,938)	(5,545,586)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(208,587)	2,099,727	1,891,140
NET REALIZED AND UNREALIZED GAIN (LOSS)	10,850,123	(30,312,173)	(19,462,050)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$19,478,912	$(21,940,543)	$(2,461,631)

DISTRIBUTIONS AND AMORTIZATION ON TEMPORARY EQUITY (NOTE 2)
Perpetual Preferred Stock	(7,188)	—	(7,188)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$19,471,724	$(21,940,543)	$(2,468,819)

Note: The above Consolidated Statement of Operations represents the three months ended June 30, 2026, the three months ended March 31, 2026 and the six months ended June 30, 2026 and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Statements of Operations
(expressed in US dollars)
(Unaudited)

	For the six months ended June 30, 2026	For the six months ended June 30, 2025
INVESTMENT INCOME
Interest income	$24,963,440	$29,366,039
Dividend income	7,256	—
Other income	115,592	38,420
Total Investment Income	25,086,288	29,404,459

EXPENSES
Interest expense	3,818,129	5,309,214
Management fees	2,367,638	3,189,737
Interest expenses on investments sold under participation agreements	635,859	—
Administration fees	348,387	538,987
Professional fees	315,985	416,195
Directors’ fees	129,026	127,500
Tax expense	50,000	50,000
Other expenses	420,845	281,813
Commission expense	—	481,273
Total Expenses	8,085,869	10,394,719

NET INVESTMENT INCOME	17,000,419	19,009,740

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(15,807,604)	1,501,080
Net change in unrealized appreciation (depreciation) on investments	(5,545,586)	(15,213,915)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	1,891,140	(2,916,595)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(19,462,050)	(16,629,430)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,461,631)	$2,380,310

DISTRIBUTIONS AND AMORTIZATION ON TEMPORARY EQUITY (NOTE 2)
Perpetual Preferred Stock	(7,188)	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(2,468,819)	$2,380,310

Note: The above Consolidated Statement of Operations represents the six months ended June 30, 2026 and the six months ended June 30, 2025 and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Statement of Changes in Net Assets
(expressed in US dollars, except share amounts)
(Unaudited)

	For the six months ended June 30, 2026	For the year ended December 31, 2025
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$17,000,419	$37,587,680
Net realized gain (loss) on investments	(15,807,604)	(9,548,811)
Net change in unrealized appreciation (depreciation) on investments	(5,545,586)	(25,378,396)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	1,891,140	(3,818,118)
Total net increase (decrease) in net assets resulting from operations	(2,461,631)	(1,157,645)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OTHER COMPREHENSIVE INCOME (LOSS):
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(1,448,235)	1,689,785
Total net increase (decrease) in net assets resulting from other comprehensive income (loss)	(1,448,235)	1,689,785

COMMON STOCK DISTRIBUTIONS:
Total earnings distributed	(15,246,162)	(44,893,865)
Common stock distributions from tax return of capital	—	(4,403,521)
Total common stock distribution	(15,246,162)	(49,297,386)

DISTRIBUTIONS AND AMORTIZATION ON TEMPORARY EQUITY
Perpetual Preferred Stock	(7,188)	—

CAPITAL SHARE TRANSACTIONS:
Issuance of shares of common stocks pursuant to the Company’s “at the market” program, net of commissions and offering expenses	—	84,016,148
Issuance of shares of common stock pursuant to the Company’s dividend reinvestment plan	—	5,799,949
Repurchase of shares of common stock under the share repurchase program	(4,336,947)	(46,088,324)
Total increase (decrease) in net assets capital share transactions	(4,336,947)	43,727,773

TOTAL INCREASE (DECREASE) IN NET ASSETS	(23,500,163)	(5,037,473)
NET ASSETS AT BEGINNING OF PERIOD	311,953,385	316,990,858
NET ASSETS AT END OF PERIOD	$288,453,222	$311,953,385

CAPITAL SHARE ACTIVITY:
Shares of common stock issued pursuant to the Company’s “at the market” program	—	5,553,972
Shares of common stock issued pursuant to the Company’s dividend reinvestment plan	—	416,365
Shares of common stock retired under the share repurchase program	(389,799)	(3,680,262)
Total increase (decrease) in capital share activity	(389,799)	2,290,075

See accompanying notes to the consolidated financial statements

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Statement of Cash Flows
For the six months ended June 30, 2026
(expressed in US dollars)
(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(2,461,631)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(95,099,881)
Proceeds from sales of investments and repayment of principal[1]	195,283,094
Net proceeds from investments sold under participation agreements	6,261,754
Payment-in-kind interest	(383,374)
Net realized (gain) loss on investments	15,807,604
Net change in unrealized appreciation (depreciation) on investments	5,545,586
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(1,891,140)
Amortization (accretion) of premium or discounts on debt securities	(746,589)
Amortization of deferred financing costs	136,481
Change in assets and liabilities:
Interest receivable	472,878
Due from affiliates	(4,123)
Prepaid expenses	(339,525)
Management fees payable	(577,795)
Interest expense payable	896,682
Professional fees payable	50,612
Directors’ fees payable	127,500
Administration fees payable	(8,442)
Tax expense payable	(10,304)
Due to affiliates	(10,103)
Other expenses payable	(4,150)
Net Cash Provided By (Used In) Operating Activities	123,045,134

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under Revolving Credit Facilities	61,500,000
Repayments under Revolving Credit Facilities	(61,500,000)
Common stock distributions paid to stockholders, net of reinvestment	(15,246,162)
Repurchase of shares of common stock under the share repurchase program	(4,336,947)
Issuance of Convertible Perpetual Preferred Stock	971,520
Issuance of Convertible Perpetual Preferred Stock pursuant to the Company’s dividend reinvestment plan	503
Redemption of shares of Preferred Stock	(104,326,900)
Perpetual Preferred Stock distributions	(2,715)
Payment for deferred financing costs	(90,000)
Net Cash Provided By (Used In) Financing Activities	(123,030,701)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	14,433
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	5,503,612
CASH AND CASH EQUIVALENTS, END OF PERIOD	$5,518,045

Supplemental disclosure of cash flow from operating activities:
Cash paid for interest expense	$3,426,413
Cash paid for franchise taxes	$77,554
Cash paid for distributions on temporary equity	$2,715

1Proceeds from sales and repayments of principal includes $5,310,891 of recurring cash flows from CLO equity investments which are considered return of capital on portfolio investments.

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

1. ORGANIZATION

Eagle Point Income Company Inc. (the “Company”) is an externally managed, diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company has elected to be treated, and to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve these objectives by investing primarily in junior debt tranches of collateralized loan obligations (“CLOs”). In addition, the Company may invest up to 35% of its total assets in CLO equity securities. The Company may also invest in other securities and instruments that are consistent with its investment objectives.

The Company was initially formed on September 28, 2018 and commenced operations on October 4, 2018. On July 23, 2019, the Company priced its initial public offering (the “IPO”) and on July 24, 2019, the Company’s common shares began trading on the New York Stock Exchange (“NYSE”) under the symbol “EIC”.

Eagle Point Income Management LLC (the “Adviser”) serves as the investment adviser of the Company and manages the Company’s investments, subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

The Company has three wholly-owned subsidiaries: Eagle Point Income Company Sub II (Cayman) Ltd. (the “Cayman Subsidiary”), a Cayman Islands exempted company, Eagle Point Income Company Sub (US) LLC (the “US Subsidiary I”), a Delaware limited liability company and Eagle Point Income Company Sub II (US) LLC (the “US Subsidiary II”), a Delaware limited liability company (together, the “Subsidiaries”). These subsidiaries have been organized to hold certain of the Company’s investments for legal, regulatory and tax purposes. All intercompany accounts have been eliminated upon consolidation. As of June 30, 2026, the US Subsidiary I, the US Subsidiary II and the Cayman Subsidiary, each represented 0% of the Company’s total assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Company is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in U.S. dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of the Company’s investments. Actual results may differ from those estimates.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Operating Segments

The Company has a single reportable segment with investment objectives described in Note 1 “Organization”. The chief operating decision maker (“CODM”) of the Company is comprised of the Company’s Chief Executive Officer and Chief Financial Officer.

Key financial information used by the CODM to assess the Company’s performance and make operational decisions, including the Company’s portfolio composition, total return, changes in net assets and expense ratios, is consistent with the presentation within the Company’s consolidated financial statements. Segment assets are reflected as “Total Assets” on the accompanying Consolidated Statement of Assets and Liabilities and significant segment expenses are listed on the Consolidated Statement of Operations.

Securities Transactions

The Company records the purchase and sale of securities on the trade date. Realized gains and losses on investments sold are recorded based on the specific identification method.

In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written-down to its current fair value and recognized as a realized loss in the Consolidated Statement of Operations.

Cash and Cash Equivalents

The Company defines cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held to manage associated risk.

Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held for meeting short-term liquidity requirements, rather than for investment purposes. Cash equivalents are classified as Level I in the fair value hierarchy. As of June 30, 2026, the Company held no cash equivalents.

Temporary Equity

The Company’s outstanding “Convertible Perpetual Preferred Stock” (listed below) is accounted for in the Company’s Consolidated Statement of Assets and Liabilities as temporary equity in accordance with FASB ASC Topic 480-10-S99, Distinguishing Liabilities from Equity (“ASC 480”), which requires preferred stock that is contingently redeemable upon an occurrence of an event outside the Company’s control to be classified as temporary equity. The following are the offered Convertible Perpetual Preferred Stock of the Company:

•6.00% Series AA Convertible Perpetual Preferred Stock (“Series AA Convertible Perpetual Preferred Stock”)

•6.00% Series AB Convertible Perpetual Preferred Stock (“Series AB Convertible Perpetual Preferred Stock” and collectively with the Series AA Convertible Perpetual Preferred Stock, the “Convertible Perpetual Preferred Stock”)

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Deferred issuance costs on the Convertible Perpetual Preferred Stock are amortized using the effective interest method due to the probable likelihood of holder optional or death related redemptions occurring. The Convertible Perpetual Preferred Stock is recorded net of unamortized deferred issuance costs.

Distributions paid and amortization of deferred issuance costs on the preferred stock treated as temporary equity are included in the Consolidated Statement of Operations as a component of net increase (decrease) in net assets resulting from operations attributable to common stockholders.

For the six months ended June 30, 2026, the Company recognized distributions and amortization of deferred issuance cost related to the Perpetual Preferred Stock of $0.0 million.

See Note 6 “Preferred Stock” for further discussion relating to the Convertible Perpetual Preferred Stock issuances.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies to make an irrevocable election to measure certain financial assets and liabilities at fair value on the initial and subsequent accounting reporting dates. This election is made on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are reported separately from those instruments measured using another accounting method. Additionally, changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are presented separately in other comprehensive income.

Upfront offering costs related to instruments for which the FVO is elected, including costs associated with issuances under the Company’s at-the-market (“ATM”) program, are recognized in earnings as incurred and are not deferred.

The Company has elected to apply the FVO under ASC 825 to the following instruments during the six months ended June 30, 2026:

•5.00% Series A Term Preferred Stock due 2026 (the “Series A Term Preferred Stock”)

•8.00% Series C Term Preferred Stock due 2029 (“Series C Term Preferred Stock”, and collectively the “Preferred Stock”)

The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Repurchase of Debt Securities

The Company records any gains resulting from the repurchase of the Company’s Preferred Stock at a discount through open market transactions and subsequent redemptions or retirement as a realized gain or loss in the Consolidated Statement of Operations.

Participation Agreements

The Company enters into participation agreements whereby it transfers economic interests in certain portfolio investments to third-party participants while retaining legal title to the underlying assets. The accounting treatment for these arrangements depends on the specific terms and economic substance of each agreement.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

For certain participation agreements, the Company records the proceeds received as a liability on the Consolidated Statement of Assets and Liabilities titled “Investments sold under participation agreements, at fair value” in accordance with ASC Topic 860, Transfers and Servicing. Under these arrangements, the underlying investments continue to be carried at fair value, and the Company recognizes interest income on the full investment amount while recording corresponding interest expense on the participation liability. The participation liabilities are carried at fair value and bear interest at rates determined by the underlying investment terms. Unrealized gains and losses on participation liabilities are included in net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations. Realized gains and losses on participation liabilities are included in net realized gain (loss) on investments on the Consolidated Statement of Operations.

For other participation agreements where the economic terms result in a proportionate transfer of risk and reward, the Company reduces the carrying value of the underlying investment by the participation amount sold. Under these arrangements, no separate liability is recorded, and the net investment position reflects the Company’s retained economic interest.

The Company retains servicing responsibilities for all participation arrangements and has no obligation to repurchase participations or provide additional collateral beyond the investments subject to the participation agreements. As of June 30, 2026, participation liabilities totaled $7.2 million, and investments were reduced by $16.4 million for participations that reduce the carrying value of the underlying investments.

Investment Income Recognition

Interest Income from Investments

Interest income from debt securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected.

Premiums and discounts on debt securities are amortized or accreted, respectively, using the effective interest method and are included in interest income. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for applicable investments.

In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the PIK capitalization date. On the capitalization date, the PIK component of interest receivable is capitalized as additional principal in the investment, which is subject to fair value determination, and the PIK interest rate is applied to the entire principal balance of the applicable investment. To the extent the Company does not believe it will ultimately be able to collect capitalized PIK interest, the investment will be placed on non-accrual status, and previously recorded capitalized PIK interest will be reversed.

Investment income from investments in the equity tranche securities of CLO, Collateralized Fund Obligations (“CFO”), rated feeder funds, asset backed securities and certain other investments (such as fee rebates) is recognized using the effective interest method, in accordance with ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets. Under the effective interest method, income is recognized based on an effective yield derived from cash flows projected to the expected call date, and any difference between cash distributed and income amount calculated pursuant to the effective interest method is recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity and fee rebate position held within the Company’s portfolio at the initiation of each investment and

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

each subsequent quarter thereafter. For investments other than CLO equity and fee rebate positions, the effective yield is reviewed at each measurement date and updated periodically based on the facts and circumstances known to the Adviser.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements and commitment fee income relating to securities paying a commitment fee on unfunded commitments.

Dividend Income

Dividend income represents dividend income from the Company’s investments in common stock and is recorded on the ex-dividend date.

Expenses, Offering Cost and Deferred Financing and Issuance Costs

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Offering Expenses

Offering expenses associated with the issuance of shares of the Company’s common stock, inclusive of expenses incurred associated with offerings under the ATM program, are charged to paid-in-capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition.

Interest Expense

Interest expense includes the distributions paid on the Company’s Preferred Stock, amounts due under the CNBF Revolving Credit Facility (refer to Note 9 “Revolving Credit Facilities”) and deferred financing costs. Interest expense also includes the amortization of issuance premiums and discounts associated with its Preferred Stock.

Deferred financing costs consist of fees and expenses incurred in connection with the CNBF Revolving Credit Facility. Deferred financing costs are capitalized and amortized over the term of the CNBF Revolving Credit Facility and are reflected either in borrowings under the credit facility when borrowings are outstanding or as a separate asset on the Consolidated Statement of Asset and Liabilities (if any). Amortization of deferred financing costs is recorded as an interest expense on a straight-line basis, which approximates the effective interest method.

The following table summarizes the components of interest expense for the six months ended June 30, 2026:

Amounts in millions
	Series A Term Preferred Stock	Series C Term Preferred Stock	Revolving Credit Facility	Total
Distributions declared and paid	$0.95	$2.23	$—	$3.18
Interest expense on revolving credit facility	—	—	0.64	0.64
Amortization of issuance (premium) discount	—	—	—	—
Total Interest Expense	$0.95	$2.23	$0.64	$3.82

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

See Note 6 “Preferred Stock” and Note 9 “Revolving Credit Facilities” for further discussion relating to the Preferred Stock and CNBF Revolving Credit Facility, respectively.

Issuance Premiums and Discounts

Issuance premiums and discounts on liabilities consist of premiums received or discounts provided in connection with the issuance of the Preferred Stock as part of the Company’s ATM program. In accordance with FASB ASC Topic 835-30-35-2, the issuance premiums and discounts are capitalized at the time of issuance and amortized using the effective interest method over the term of the Preferred Stock. Amortization of issuance premiums or discounts are reflected in interest expense in the Consolidated Statement of Operations.

Prepaid Expenses

Prepaid expenses generally consist of insurance premiums, filing fees, shelf registration expenses, and ATM program expenses. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with the initial registration of the Company’s current shelf registration and ATM program. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount to paid-in-capital or expense depending on the security being issued pursuant to the shelf registration and ATM program. Subsequent costs incurred to maintain the Company’s ATM program are expensed as incurred. Any unallocated prepaid expense balance associated with the shelf registration and the ATM program is accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Common Share Repurchase Program

The Company accounts for repurchases of its common stock based on settlement date. As of June 30, 2026, all repurchased shares were retired and are recorded as an offset to ‘Paid-in Capital” on the Consolidated Statement of Assets and Liabilities. Refer to Note 5 “Common Stock” for further discussion on the repurchase of common stock.

Federal and Other Taxes

The Company intends to operate so as to qualify to be taxed as a RIC under the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. The Company has adopted December 31st as its fiscal tax year end.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term capital gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

As of June 30, 2026, the federal income tax cost and net unrealized depreciation on securities were as follows:

Amounts in millions
Cost for federal income tax purposes	$347.01
Gross unrealized appreciation	$13.51
Gross unrealized depreciation	$(50.22)
Net unrealized depreciation	$(36.71)

For the six months ended June 30, 2026, the Company incurred $0.05 million of Delaware franchise tax expense related to the 2026 tax year.

The US Subsidiary I and US Subsidiary II have elected to be treated as a corporation for U.S. tax purposes. As such, the subsidiaries may be subject to federal, state and local tax in jurisdictions where they operate or are deemed to operate. The US Subsidiary I has recorded a deferred tax liability of $0.06 million as of June 30, 2026, none of which was incurred in the six months ended June 30, 2026.

Distributions to Shareholders

The composition of distributions paid to common stockholders from net investment income and capital gains is determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly.

Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Common shareholders who participate in the Company’s distribution reinvestment plan (the “DRIP”) will have their distributions automatically reinvested in shares of common stock of the Company as of the payment date pursuant to the DRIP. Common shareholders who do not participate in the DRIP generally will receive distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special and/or supplemental distributions representing the excess of the Company’s taxable income over the Company’s aggregate monthly distributions paid during the year.

The characterization of distributions paid to common stockholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Company for federal income tax purposes. These estimates are subject to change once the final determination of the source of all distributions has been made and the final tax return has been filed by the Company.

The following table summarizes the distributions declared and paid by the Company for the six months ended June 30, 2026 on common stock and preferred stock with record dates during 2026:

	Distributions per Share	Distribution Amount (in millions)
Common Stock	0.66	$15.25
Series A Term Preferred Stock	0.63	0.95
Series C Term Preferred Stock	0.53	2.23
Series AA Convertible Perpetual Preferred Stock	0.06	0.00

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

3. VALUATION OF INVESTMENTS

The Company accounts for its investments in accordance with U.S. GAAP and determines fair values in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value, which represents the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

Pursuant to Rule 2a-5 under the 1940 Act (“Rule 2a-5”), the Board has designated the Adviser as “valuation designee” responsible for performing fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy, which has been approved by the Board.

Fair value determinations require the application of judgment to the specific facts and circumstances of each investment. While the Company applies a consistent valuation process across similar investment types, there is no single method for determining fair value in good faith. Due to the uncertainty in estimating fair value, the values assigned to investments may differ materially from values that would have been used had an active market for the investments existed.

The Adviser determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:

•Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Company is able to access as of the reporting date.

•Level II – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

•Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases where inputs used to measure fair value fall into multiple levels of the fair value hierarchy, the classification is based on the lowest level input that is significant to the overall fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available quoted prices in active market generally require a lesser degree of judgment and have a higher degree of market price observability. Conversely, investments lacking observable market data are valued using Level III inputs, which incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as outlined in the Adviser’s valuation policy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date.

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels as of June 30, 2026:

Fair Value Measurement (in millions)
	Level I	Level II	Level III	Total
Assets at Fair Value
Investments at Fair Value
CLO Debt	$—	$187.23	$—	$187.23
CLO Equity	—	—	60.33	60.33
Loans and Notes	—	—	42.05	42.05
CFO Equity	—	—	12.28	12.28
Asset Backed Securities	—	6.96	—	6.96
Preferred Stock	—	—	4.37	4.37
Regulatory Capital Relief Securities	—	—	2.70	2.70
Warrants	—	—	0.57	0.57
Rated Feeder Fund Equity	—	—	0.52	0.52
Royalties	—	—	0.47	0.47
Equity Securities	—	—	0.05	0.05
Total Investments at Fair Value[1]	$—	$194.19	$123.34	$317.53

Total Assets at Fair Value[1]	$—	$194.19	$123.34	$317.53

Liabilities at Fair Value
Term Preferred Stock at Fair Value
Series A Term Preferred Stock	$37.82	$—	$—	$37.82
Total Term Preferred Stock[1]	$37.82	$—	$—	$37.82

Unfunded Investment Commitments
Unfunded liabilities, at fair value	—	—	0.06	0.06
Total Unfunded Investment Commitments[1]	$—	$—	$0.06	$0.06

Total Liabilities at Fair Value[1]	$37.82	$—	$0.06	$37.88

1Amounts may not foot due to rounding.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Significant Unobservable Inputs

The following table summarizes the valuation techniques, quantitative inputs and assumptions used for investments categorized within Level III of the fair value hierarchy as of June 30, 2026:

	Quantitative Information about Level III Fair value Measurement
Assets	Fair Value (in millions)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range / Weighted Average[1]

CLO Equity	$60.33	Independent Pricing Service[2]	Mid Price	0.00% - 90.02% / 62.68%
Loans and Notes	39.47	Discounted Cash Flow Model	Discount Rate	10.86% - 21.27% / 13.70%
Loans and Notes	2.58	Transaction Cost	N/A	N/A
CFO Equity	12.28	Discounted Cash Flow Model	Discount Rate	23.00% - 45.00% / 35.93%
Preferred Stock	0.82	Discounted Cash Flow Model	Discount Rate[3]	17.72%
Preferred Stock	0.15	FINCAD Convertible Model	Discount Rate[3] Volatility[3] Share Price[3] Time to Expiry (in years)[3] Risk-free Rate[3]	18.66% 40% $10.65 5.48 4.18%
Preferred Stock	1.31	Guideline Public Company	Next Fiscal Year Revenue multiple Next Fiscal Year Adj EBITDA multiple Volatility Time to Expiry (in years) Risk-free Rate	0.93x 7.50x 60% 5.00 4.19%
Preferred Stock	2.09	Transaction Cost	N/A	N/A
Regulatory Capital Relief Securities	2.70	Discounted Cash Flow Model	Discount Rate[3]	10.77%
Warrants	0.43	Guideline Public Company	Next Fiscal Year Revenue multiple Next Fiscal Year Adj EBITDA multiple Volatility Time to Expiry (in years) Risk-free Rate	0.93x 7.50x 60% 5.00 4.19%
Warrants	0.03	Scenario Analysis	Probability Percentage Estimated Time to Conversion Enterprise Valuation (in millions)	1.00% - 3.00% 0.50 $614.0
Warrants	0.11	Waterfall, Guideline Public Company	Share price[3]	$10.65
Rated Feeder Fund Equity	0.52	Discounted Cash Flow Model	Discount Rate[3]	26.93%
Royalties	0.47	Discounted Cash Flow Model	Discount Rate[3]	18.00%
Equity Securities	0.05	Waterfall, Guideline Public Company Method	Share price[3]	$10.65
Total Fair Value of Level III Investments[4]	$123.34

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

1Weighted average calculations are based on the fair value of investments.

2The Company uses an independent pricing service to value CLO Equity investments. The pricing service applies a methodology incorporating market data, including trustee reporting, executable bids, broker quotes from dealers with two-sided markets and transaction activity from comparable securities to those being valued.

3Range not shown as only one position is included in category.

4Amounts may not foot due to rounding.

Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions. The table presented is not intended to be all-inclusive, but rather provides information on significant Level III inputs relevant to the Company’s fair value measurements as of the reporting date. In addition to the techniques and inputs outlined in the preceding table, the Adviser may use other valuation techniques and methodologies when determining the fair value of the Company’s investments, as permitted under the Adviser’s valuation policy approved by the Board.

Changes in the unobservable inputs and assumptions can have an impact on the fair value measurement, specifically:

•Increases (decreases) in the discount rate, in isolation, would generally result in a lower (higher) fair value measurement.

Change in Investments Classified as Level III

The following table includes additional information pertaining to financial instruments classified within Level III for the six months ended June 30, 2026:

Change in Investments Classified as Level III (in millions)
	CLO Equity	Loans and Notes	CFO Equity	Preferred Stock	Regulatory Capital Relief Securities	Rated Feeder Fund Equity	Warrants	Royalties	Equity Securities	Total
Balance as of January 1, 2026	$106.16	$19.19	$14.17	$0.93	$—	$0.37	$0.10	$—	$—	$140.92
Purchase of investments[1]	0.76	50.80	0.86	5.15	2.92	0.20	0.51	0.46	0.05	61.71
Proceeds from sales or maturity of investments[2]	(28.25)	(37.74)	—	(1.76)	(0.21)	—	—	—	—	(67.96)
Net realized gain (losses) and net change in unrealized appreciation (depreciation)	(18.34)	9.80	(2.75)	0.05	(0.01)	(0.05)	(0.04)	0.01	—	(11.33)
Balance as of June 30, 2026[3,4]	$60.33	$42.05	$12.28	$4.37	$2.70	$0.52	$0.57	$0.47	$0.05	$123.34
Change in unrealized appreciation (depreciation) on investments still held as of June 30, 2026	$(1.28)	$8.06	$(2.75)	$0.05	$(0.01)	$(0.05)	$(0.04)	$0.01	$—	$3.99

1Includes PIK interest.

2Includes $5.3 million of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.

3There were no transfers in or out of Level III during the period.

4Amounts may not foot due to rounding.

Net realized gains or losses recorded for Level III investments are reported in the net realized gain (loss) on investments balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation or depreciation on investments balance in the Consolidated Statement of Operations.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Fair Value – Valuation Techniques and Inputs

The Adviser has established valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. Oversight of the valuation process is conducted by the Adviser’s Valuation Committee, comprised of senior personnel of the Adviser, the majority of which are not members of the Company’s portfolio management function. The Valuation Committee is responsible for overseeing the implementation of the Adviser’s written valuation policies, which have been approved by the Board, and evaluating the overall fairness and consistency of the valuation process. The Valuation Committee reviews and approves the fair value determinations of the Company’s portfolio investments on a monthly basis.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of CLO Equity

The Company’s investments in CLO equity have been valued using an independent pricing service, in accordance with the Adviser’s valuation policy approved by the Board. The independent pricing service applies a methodology incorporating market data, including reporting from trustees, executable bids, broker quotes from dealers with two-sided markets and transaction activity from comparable securities to those being valued.

To monitor the accuracy of the marks provided by the pricing service, the Adviser utilizes a third-party financial tool that projects future cash flows of CLO equity tranches based on detailed CLO-specific data, such as asset and liability information sourced from trustee reports, and market assumptions. Key inputs include, but are not limited to, assumptions for loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates. These assumptions are determined by considering both observable and third-party market data, prevailing general market assumptions and conventions, and the Adviser’s own analysis.

While an active market may exist for CLO equity securities, it may not be active or observable for the specific investments held by the Company as of the reporting date, as such the Adviser categorizes CLO equity as level III within the fair value hierarchy.

Valuation of Asset Backed Securities, CFO Equity, Loans and Notes and Rated Feeder Fund Equity

The Adviser generally engages a nationally recognized independent valuation agent to determine fair value for the Company’s investments in CFO equity, loans and notes and rated feeder fund equity. The independent valuation agent typically performs a discounted cash flow analysis or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded by the Company falls within this range.

Due to the lack of observable inputs, the Adviser categorizes these investments as Level III investments within the fair value hierarchy.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Where available, the Adviser may also utilize the mid-point of an indicative broker quotation or independent pricing service quotation to value such investments as of the reporting date. Depending on the availability of an active market as of the reporting date, these investments may be classified as Level II or Level III within the fair value hierarchy.

Valuation of Exchange-Traded Investments

The Adviser values investments that are traded on a national securities exchange at their last reported closing price from the applicable exchange as of the measurement date. Due to their observability and active market, the Adviser categorizes such investments as Level I within the fair value hierarchy.

Valuation of Preferred Stock

The Preferred Stock is considered a Level I security and is valued at the official closing price, taken from the NYSE.

Investment Risk Factors

The following list is not intended to be a comprehensive list of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and similar structured finance securities in which the Company invests are backed by a pool of credit-related assets that serve as collateral. Accordingly, such securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. Adverse credit events impacting a CLO’s or structured finance security’s underlying collateral would be expected to reduce cash flows payable to the Company as investor in the equity tranche. Compression of credit spreads on a CLO’s underlying senior secured loans, absent a commensurate (in timing or magnitude) refinancing or reset of the CLO’s liabilities, would generally reduce the residual cash flows available to the CLO equity. In addition, there is a risk that majority lenders to an underlying loan or other debt instrument held by a CLO or structured finance security could amend or otherwise modify the loan or debt instrument to the detriment of the CLO or structured finance security (including, for example, by transferring collateral or otherwise reducing the priority of the CLO’s or structured finance security’s investment within the borrower’s capital structure). Such actions would impair the value of the CLO’s or structured finance security’s investment and, ultimately, the Company. In addition, CLOs and structured finance securities present risks related to the capability of the servicer of the securitized assets. CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee or other servicer does not properly carry out its duties to the CLO or structured finance security, potentially resulting in loss. CLOs and certain structured finance securities are also inherently leveraged vehicles and therefore subject to leverage risk.

The Company may also invest in structured securities that are collateralized by other types of assets. For example, the Company may invest in collateralized fund obligations (“CFOs”) or rated feeders, which typically consist of tranches of notes and/or equity issued by a special purpose vehicle that holds limited partnership interests in one or more private funds. Investments in CFOs and rated feeders are generally subject to the risks applicable to the underlying fund collateral,

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

including uncertainty as to the amount and timing of underlying fund distributions, transfer restrictions and general illiquidity of underlying fund investments, dependence of the performance of the underlying funds’ general partner and key personnel, leverage risks, and general market and economic factors.

Subordinated Securities Risk

CLO junior debt and equity securities that the Company may acquire are subordinate to more senior tranches of CLO debt. CLO junior debt and equity securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the debt and equity of a CLO at inception exceed the CLO’s total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

High Yield Investment Risk

The CLO junior debt and equity securities that the Company acquires are typically rated below investment grade or, in the case of CLO equity securities, unrated and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO junior debt and equity securities and other high-yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO junior debt and equity securities that inherently involve leverage, may magnify the Company’s risk of loss. CLO junior debt and equity securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Company invests are subject to a high degree of risk of loss.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, net asset value (“NAV”) and/or market price would be adversely impacted. Additionally, interest on a CLO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

Key Personnel Risk

The Adviser manages the Company’s investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser (and Eagle Point Credit Management LLC, which provides the Adviser with investment professionals and other resources under a personnel and resources agreement) and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser (or Eagle Point Credit Management LLC) will continue to serve in their current positions or continue to be employed by the Adviser. The Company can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Conflicts of Interest Risk

The Company’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Adviser’s Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage. For example, the members of the Adviser’s Investment team are and may in the future become affiliated with entities engaged in business activities similar to ours and may have conflicts of interest in allocating their time. Moreover, each member of the Senior Investment Team is engaged in other business activities which divert their time and attention from the Company. As a result of these separate business activities, the Adviser has conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company is able to sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Management Fee Risk

The Company’s management fee structure may incentivize the Adviser to use leverage in a manner that adversely impacts the Company’s performance.

Fair Valuation of the Company’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company may invest. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. An increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Loan Accumulation Facilities Risk

The Company may invest in loan accumulation facilities (“LAFs”), which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Synthetic Investments Risk

The Company may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Company will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Company generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Company will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Company may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset. Consequently, the Company will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subjects the Company to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.

Infrastructure Sector Risk

Infrastructure asset investments (“Infrastructure Assets”) may be subject to a variety of risks, not all of which can be foreseen or quantified, including: (i) the burdens of ownership of infrastructure: (ii) local, national and international political and economic conditions; (iii) the supply and demand for services from and access to infrastructure; (iv) the financial condition of users and suppliers of Infrastructure Assets; (v) changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of Infrastructure Assets difficult or impracticable; (vi) changes in regulations, planning laws and other governmental rules; (vii) changes in fiscal and monetary policies; (viii) under-insured or uninsurable losses, such as force majeure acts and terrorist events; (ix) reduced investment in public and private infrastructure projects; and (x) other factors which are beyond the reasonable control of the Company. Many of the foregoing factors could cause fluctuations in usage, expenses and revenues, increasing the risk of default of the Company’s debt investments in Infrastructure Assets and causing the value of any related equity investments to decline. This could have a material adverse effect on the Company’s performance.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Asset-Based Finance Investments Risk

The Company may invest in asset-based finance (“ABF”) investments, which are credit instruments in which repayment is supported by cash flows generated by a defined pool of financial or operating assets rather than the general credit of a corporate borrower. ABF investments may include, among others, loans, notes, receivables, leases, and other structured credit instruments backed by assets such as equipment, vehicles, inventory, intellectual property, payment streams, contractual receivables, or other assets. These investments may be originated directly or acquired through secondary transactions and may be held in various forms, including whole loans, loan participations, asset-backed securities, or other structured instruments. The value of ABF investments is subject to the risk that the underlying obligors will be unable or unwilling to make principal or interest payments as they come due. ABF investments are also subject to the risk that the value of the collateral securing the obligations will decline or that the Company may be unable to realize the expected value of the collateral because of difficulties in liquidating or enforcing rights in the collateral. In addition, cash flows associated with ABF investments may be affected by factors such as the creditworthiness of the servicer, changes in prepayment rates, fluctuations in interest rates, structural features of the investment, and broader economic and market conditions. These factors may reduce the Company’s returns or result in losses.

Investments in Secured Debt

The assets of the portfolio of the Company may include secured debt, which involve various degrees of risk of a loss of capital. The factors affecting an issuer’s secured debt, and its overall capital structure, are complex. Some secured loans may not necessarily have priority over all other debt of an issuer. For example, some secured loans may permit other secured obligations (such as overdrafts, swaps or other derivatives made available by members of the syndicate to the company), or involve secured loans only on specified assets of an issuer. Issuers of secured loans may have two tranches of secured debt outstanding each with secured debt on separate collateral. In the event of Chapter 11 filing by an issuer, the U.S. Bankruptcy Reform Act of 1978, as amended, authorizes the issuer to use a creditor’s collateral and to obtain additional credit by grant of a priority lien on its property, senior even to liens that were first in priority prior to the filing, as long as the issuer provides what the presiding bankruptcy judge considers to be “adequate protection” which may but need not always consist of the grant of replacement or additional liens or the making of cash payments to the affected secured creditor. The imposition of priority liens on the Company’s collateral would adversely affect the priority of the liens and claims held by the Company and could adversely affect the Company’s recovery on the affected debt. Any secured debt is secured only to the extent of its lien and only to the extent of underlying assets or incremental proceeds on already secured assets. Moreover, underlying assets are subject to credit, liquidity, and interest rate risk.

Currency Risk

Although the Company primarily makes investments denominated in U.S. dollars, the Company may make investments denominated in other currencies. The Company’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Company may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Company had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Company’s risks.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets and the market value of the Company’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

Fluctuations in interest rates, whether driven by governmental policy, inflation expectations, or other market factors, could adversely affect the Company’s results, including both the level of cash flows the Company generates and the market value of its portfolio investments.

Income from the Company’s investments in floating-rate instruments (including CLO debt securities) will generally rise or fall with changes in the Secured Overnight Financing Rate (“SOFR”) or another applicable benchmark rate.

In a sustained period of elevated interest rates and/or an economic downturn, loan default rates could rise, leading to higher credit losses that may reduce the Company’s cash flow, the fair value of its assets, and its operating results. Conversely, a significant decline in interest rates could decrease portfolio income over time as loans reprice at lower coupons.

An increase in interest rates may also negatively affect the value of the Company’s fixed-rate investments, such as high-yield bonds, and could increase the Company’s own financing costs to the extent it issues floating rate debt or refinances fixed-rate debt or preferred equity at higher rates in the future, thereby reducing net investment income.

Refinancing Risk

If the Company incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Company fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Company’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Company’s ability to grow, and holders of the Company’s common stock would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Company fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Company’s net assets, the amount of income available for distributions to the Company’s stockholders, and the amount of income available for payment of the Company’s other liabilities.

Risks relating to the Convertible Perpetual Preferred Stock Conversion Feature

The price of the shares of the Company’s common stock on the NYSE constantly fluctuates. Because the Convertible Perpetual Preferred Stock is convertible into shares of the Company’s common stock based on a conversion price, which in turn is based on the price of the shares of the Company’s common stock, volatility or declining prices for shares of the

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Company’s common stock during the period between when a holder delivers a notice of conversion (including the period in which the conversion price is determined) and the date shares delivered as settlement on conversion (which settlement may be in cash, the shares of the Company’s common stock or a combination thereof) are actually received by the holder could result in a holder receiving such shares at a time when the trading price thereof is significantly lower than the trading price of the shares of the Company’s common stock was at the time such holder delivered such notice of conversion or significantly lower than the trailing five-day volume weighted average price used to calculate the conversion price (as described further in the prospectus supplement for the Convertible Perpetual Preferred Stock). Such volatility or declining prices could also have a similar effect on the value of the Convertible Perpetual Preferred Stock or the trading price thereof, when and if the Convertible Perpetual Preferred Stock are listed on a national securities exchange.

The price of the shares of the Company’s common stock may fluctuate as a result of a variety of factors, many of which are beyond the Company’s control and may not be directly related to the Company’s ongoing performance. The factors include, but are not limited to: price and volume fluctuations in the overall stock market from time to time; investor demand for the shares of the Company’s common stock; significant volatility in the market price and trading volume of securities of registered closed-end management investment companies or other companies in the Company’s sector, which are not necessarily related to the operating performance of these companies; changes in regulatory policies or tax guidelines with respect to RICs or registered closed-end management investment companies; the Company’s failure to qualify as a RIC or the loss of RIC status; any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts; changes, or perceived changes, in the value of our portfolio investments; departures of any members of the Adviser’s Senior Investment Team; operating performance of companies comparable to the Company; or general economic conditions and trends and other external factors.

The Company intends to settle conversions by paying or delivering, as applicable, cash, shares of the Company’s common stock or a combination thereof promptly following the determination of the settlement amount. However, the settlement period may be longer for operational reasons outside of the Company’s control, including extended processing times by the Company’s service providers and/or the converting holder’s custodial platform.

Derivatives Risk

Derivative instruments in which the Company may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Company’s performance, effecting a form of investment leverage on the Company’s portfolio. In certain types of derivative transactions, the Company could lose the entire amount of the Company’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Non-U.S. Investing Risk

Investing in foreign entities or issuers with underlying non-U.S. assets may expose the Company to additional risks not typically associated with investing in U.S. entities and issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, the imposition of sanctions, tariffs, or other governmental restrictions, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, the Company, and the issuers in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

Global Risk

Due to highly interconnected global economies and financial markets, the value of the Company’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the enactment of trade tariffs, the spread of infectious illness or other public health threats could also significantly impact the Company and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Company, the Company’s underlying obligors, the collateral managers of the CLOs in which the Company invests (or managers of other securitized or pooled vehicles in which the Company invests), or the Company’s service providers could adversely affect the Company’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such obligor may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Company).

4. RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

On October 5, 2018, the Company entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee for its services.

Management Fee

The management fee is calculated at an annual rate equal to 1.25% of the Company’s “Managed Assets” and payable quarterly in arrears. Managed Assets are defined as the Company’s total assets (including assets attributable to the Company’s use of leverage) minus the sum of the Company’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). For the six months ended June 30, 2026, the Company incurred a management fee of $2.37 million, with a payable balance of $1.02 million as of June 30, 2026.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Administration Agreement

On October 5, 2018, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator provides a range of administrative services to the Company, including maintaining financial records, providing accounting services, calculating NAV, overseeing the preparation and filing of the Company’s tax returns, monitoring compliance with tax laws and regulations, assisting with audits conducted by an independent public accounting firm, managing the printing and disseminating reports to the Company’s shareholders, maintaining the Company’s website, supporting investor relations, overseeing the payment of the Company’s expenses, coordinating the performance of administrative and professional services rendered to the Company by third parties, and providing other administrative services as the Company may designate from time to time.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead incurred in performing its obligations under the Administration Agreement, including rent, compliance-related fees and expenses, and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and related support staff. The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company-related matters.

Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator.

The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board on an annual basis.

For the six months ended June 30, 2026, the Company was charged a total of $0.35 million in administration fees, consisting of approximately $0.22 million and $0.13 million relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations, and of which $0.07 million was payable as of June 30, 2026.

Affiliated Ownership

The Adviser and senior investment team held an aggregate of 0.2% of the Company’s common stock and 0.1% of the Series A Term Preferred Stock as of June 30, 2026. An affiliate of Enstar Group Limited (“Enstar”) holds an indirect non-controlling ownership interest in the Adviser. As of June 30, 2026, subsidiaries of Enstar held an aggregate of 16.6% of the Company’s common stock.

Exemptive Relief

On July 18, 2025, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions. Prior to July 18, 2025, the Company operated under exemptive relief from a previous order issued on March 17, 2015.

Dealer Manager Agreement

On April 11, 2025, the Company entered into an At Market Issuance Dealer Manager Agreement, or the “ATM Dealer Manager Agreement,” with Eagle Point Securities LLC (the “Dealer Manager”), a registered broker-dealer and an affiliate of the Adviser. Pursuant to the ATM Dealer Manager Agreement, the Company may offer and sell shares of its common stock

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

and Preferred Stock from time to time through the Dealer Manager (including through any sub-placement agent chosen by the Dealer Manager). For the six months ended June 30, 2026, the Company did not incur commissions under the ATM Dealer Manager Agreement.

On March 9, 2026, the Company entered into a dealer manager agreement (the “Dealer Manager Agreement”) with the Dealer Manager, with respect to the offering of the Company’s Convertible Perpetual Preferred Stock. Pursuant to the terms of the Dealer Manager Agreement, the Dealer Manager acts as a distributor of the Company’s Convertible Perpetual Preferred Stock on a best-efforts basis, subject to various conditions. The Company’s Convertible Perpetual Preferred Stock are offered for sale through the Dealer Manager at a public offering price of $25.00 per share (the “Convertible Perpetual Preferred Stock Liquidation Preference”), subject to certain reductions. Under the Dealer Manager Agreement, the Dealer Manager also provides certain marketing and wholesale services in consideration of its receipt of a dealer manager fee.

The Company pays the Dealer Manager a selling commission of up to 6.0% of the Convertible Perpetual Preferred Stock Liquidation Preference for each share of the Series AA Convertible Perpetual Preferred Stock sold and a dealer manager fee of up to 2.0% of the Convertible Perpetual Preferred Stock Liquidation Preference for each share of the Series AA Convertible Perpetual Preferred Stock and Series AB Convertible Perpetual Preferred Stock sold. The Dealer Manager may reallow a portion or all of the selling commissions and/or the dealer manager fees to selling agents for selling shares of the Convertible Perpetual Preferred Stock to customers. For the six months ended June 30, 2026, the Company incurred $0.002 million in commissions under the Dealer Manager Agreement.

5. COMMON STOCK

As of June 30, 2026, there were 150 million shares of common stock authorized, of which 23,043,757 shares were issued and outstanding.

Pursuant to a prospectus supplement filed with the SEC on December 9, 2024, the Company launched a new ATM offering to sell up to $250 million aggregate amount of its common stock.

For the six months ended June 30, 2026, there were no common stock issuances in connection with the ATM offerings and DRIP.

On June 9, 2025, the Board authorized a program to repurchase the Company’s common stock in the open market (the “Share Repurchase Program”). The Share Repurchase Program will remain in effect until March 30, 2027, unless otherwise extended or earlier discontinued. The timing, manner, price and amount of any repurchases will depend on the Company’s stock price, market conditions, applicable legal requirements and other factors. The Share Repurchase Program does not obligate the Company to purchase a specific amount of common stock. As of June 30, 2026, the Board has authorized the repurchase of up to $60 million of the Company’s common stock.

The following table summarizes the activity under the Share Repurchase Program for the six months ended June 30, 2026:

Shares Repurchased	Average Price Paid per Share	Aggregate Cost (including commissions) (in millions)
389,799	$11.12	$4.33

All repurchased shares were retired immediately on repurchase and are no longer considered issued and outstanding.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

6. PREFERRED STOCK

As of June 30, 2026, there were 20 million shares of preferred stock authorized, par value $0.001 per share, of which the following shares were issued and outstanding:

	Mandatorily Redeemable Preferred Stock	Convertible Perpetual Preferred Stock
	Series A Term Preferred Stock	Series AA Convertible Perpetual Preferred Stock
Shares Issued and Outstanding	1,521,649	42,282

Except as otherwise stated in the 1940 Act or the Company’s certificate of incorporation, each holder of Preferred Stock is entitled to one vote for each share of Preferred Stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred and common stockholders vote together as a single class on all matters submitted to the Company’s stockholders, except that the Company’s preferred stockholders have the right to elect two directors at all times. The remaining members of the Board are elected jointly by Company’s preferred and common stockholders, voting as a single class. Under the terms of the Company’s CNBF Revolving Credit Facility (described under Note 9, below), the Company cannot optionally redeem any shares of its Preferred Stock prior to the CNBF Revolving Credit Facility scheduled maturity date and cannot make any distributions or other payments on the Preferred Stock during the existence of a default or margin deficiency (each as defined under the applicable credit agreement).

The Company redeemed all outstanding shares of the Series C Term Preferred Stock on April 6, 2026, at a redemption price of $25 per share, which totaled $104.3 million.

Mandatorily Redeemable Preferred Stock

The Company has accounted for its Preferred Stock as a liability under ASC 480 due to their mandatory redemption requirements. The Company has also elected the FVO under ASC 825 for each of its Preferred Stock issuances. Accordingly, the Preferred Stock is reflected as a liability at fair value in the Consolidated Statement of Assets and Liabilities.

The following table summarizes certain information as of and for the six months ended June 30, 2026 pertaining to the Company’s Preferred Stock:

			Change in fair value due to:
Security	Maturity Date[1]	Callable Date[2]	Market Risk[3]	Instrument-Specific Credit Risk[4]
Series A Term Preferred Stock	October 30, 2026	Callable	$(0.44)	$0.09
Series C Term Preferred Stock	April 30, 2029	Called	2.33	(1.54)
Total			$1.89	$(1.45)

1The date which the Company is required to redeem all outstanding shares of the Preferred Stock, at a redemption price of $25 per share, plus the accumulated but unpaid dividends, if any.

2The date which the Company may, at its sole option, redeem the outstanding shares of the Preferred Stock in whole or in part from time to time.

3For the six months ended June 30, 2026. Amounts are in millions and recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

4For the six months ended June 30, 2026. Amounts are in millions and recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a United States treasury bond index with a similar maturity to the instrument being valued.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Convertible Perpetual Preferred Stock

Pursuant to a prospectus supplement filed with the SEC on March 9, 2026, the Company launched an offering to sell up to 4 million shares of Convertible Perpetual Preferred Stock with an aggregate liquidation preference of up to $100 million.

The Company has accounted for its Convertible Perpetual Preferred Stock as temporary equity under ASC 480. Accordingly, the Convertible Perpetual Preferred Stock are reflected in the Consolidated Statement of Assets and Liabilities at its $25 per share liquidation preference, net of unamortized deferred issuance costs.

The following table summarizes certain information as of June 30, 2026 pertaining to the Perpetual Preferred Stock:

Amounts in millions
Security	Maturity Date[1]	Callable Date[2]	Liquidation Preference	Deferred Issuance Costs[3]	Carrying Value[3]

Series AA Convertible Perpetual Preferred Stock	Perpetual	2 Years After Issuance	$1.10	$(0.10)	$1.00

1The Convertible Perpetual Preferred Stock do not have a stated maturity date.

2The date which the Company may, at its option, redeem the outstanding shares of the Convertible Perpetual Preferred Stock in whole or in part from time to time. At any time on or after two years a share of Convertible Perpetual Preferred Stock has been outstanding, the Company may, at its sole option, convert to common shares or redeem in cash the outstanding shares at the Convertible Perpetual Preferred Stock Liquidation Preference, plus accrued but unpaid dividends. Under a conversion, the conversion price will represent the arithmetic average of the volume weighted average price per share of the Company’s common shares over each of the five consecutive trading days ending on the date of the conversion (the “Conversion Price”).

3The Convertible Perpetual Preferred Stock is recorded net of deferred issuance cost, which consists of fees and expenses incurred in connection with the issuance of the Perpetual Preferred Stock and net of issuance premiums/(discounts), if any. Deferred issuance cost is amortized into expense when it is probable the Convertible Perpetual Preferred Stock becomes redeemable in the future.

Series AA Convertible Perpetual Preferred Stock shareholders may elect to convert their shares of Convertible Perpetual Preferred Stock at any time by delivering to the Company a notice of conversion subject to a conversion fee of between 0% and 8%.

Series AB Convertible Perpetual Preferred Stock shareholders may elect to convert their shares of Convertible Perpetual Preferred Stock at any time by delivering to the Company a notice of conversion subject to a clawback provision of three full months of earned distributions in the first year of ownership.

The Company may elect to settle the Convertible Perpetual Preferred Stock stockholder optional conversions in either cash or shares at the Conversion Price.

The Company issued 42,282 shares of the Series AA Convertible Perpetual Preferred Stock for net proceeds to the Company of $1.0 million, inclusive of shares issued under the Company’s Convertible Perpetual Preferred Stock distribution reinvestment plan.

See Note 2 “Summary of Significant Accounting Policies, Temporary Equity,” for additional information relating to the outstanding Convertible Perpetual Preferred Stock.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

ATM Program

Pursuant to a prospectus supplement filed with the SEC on April 11, 2025, the Company launched an ATM offering to allow the Company to sell up to 2 million shares of Series C Term Preferred Stock, exclusive of any share previously sold to the relevant sales agreement.

For the six months ended June 30, 2026, the Company had no sales in connection with the ATM offerings.

The Company may in the future engage a broker-dealer to repurchase opportunistically, on the Company’s behalf, shares of the Company’s listed Preferred Stock through open market transactions. The price and other terms of any such repurchases will depend on prevailing market conditions, the Company’s liquidity and other factors. Depending on market conditions, the amount of Preferred Stock repurchases may be material and may continue through year-end 2026; however, the Company may reduce or extend this time frame in its discretion and without notice. Any Preferred Stock repurchases will comply with the provisions of the 1940 Act and the Securities Exchange Act of 1934. The repurchase of any such Preferred Stock would reduce the Company’s outstanding leverage. The Company did not repurchase Preferred Stock for the six months ended June 30, 2026.

See Note 10 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

7. COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of June 30, 2026, the Company had total unfunded investment commitments of $34.16 million arising from loans and notes, CFO equity, preferred stock and rated feeder fund equity investments. As of June 30, 2026, the Company had recorded $0.06 million in liabilities at fair value for these unfunded investment commitments.

8. INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

9. REVOLVING CREDIT FACILITIES

On November 14, 2025 the Company entered into a credit agreement with City National Bank of Florida (“CNBF”), as lender, that established a revolving credit agreement (the “CNBF Revolving Credit Facility”). Pursuant to the terms of the CNBF Revolving Credit Facility, the Company could borrow up to an aggregate principal balance of $50.0 million (the “Commitment Amount”). The CNBF Revolving Credit Facility is collateralized by the investments held by the Company. The Company has granted a security interest in certain assets to CNBF, as lender. Such borrowings under the CNBF Revolving Credit Facility bear interest at Term SOFR plus a spread.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

The CNBF Revolving Credit Facility will mature on the earlier of (i) the termination of the Commitment, as defined by the terms of the Revolving Credit Facilities or (ii) the scheduled maturity date of November 14, 2028. The Company has the option to extend the maturity from time to time in accordance with the CNBF Revolving Credit Facility agreement.

For the six months ended June 30, 2026, the average outstanding balance and weighted average interest rate were $16.01 million and 6.2%, respectively. For the six months ending June 30, 2026, the Company incurred $0.64 million of interest expense. As of June 30, 2026, the Company had no outstanding borrowings under the CNBF Revolving Credit Agreement.

See Note 10 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to the CNBF Revolving Credit Agreement.

10. ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the CNBF Revolving Credit Agreement or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Revolving Credit Facilities require the Company to cure any breach of the applicable asset coverage if the Company fails to maintain the applicable asset coverage, and the terms of the Preferred Stock require the Company to redeem shares of the Preferred Stock, if such failure to maintain the applicable asset coverage is not cured by a certain date.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and CNBF Revolving Credit Agreement as of June 30, 2026, and as of December 31, 2025:

	As of June 30, 2026	As of December 31, 2025
Total Assets	$336.24	$458.54
Less liabilities and debts not represented by senior securities	$(9.60)	$(3.99)
Net total assets and liabilities	$326.64	$454.54

Preferred Stock[3]	$39.10	$142.37
Principal amount outstanding under the CNBF Revolving Credit Facility	—	$—
Total senior securities	$39.10	$142.37

Asset coverage for senior securities[1]	835%	319%
Asset coverage for Revolving Credit Facility[2,3]	N/A	N/A

1Asset coverage for senior securities is calculated in accordance with section 18(h) of the 1940 act, as generally described above.

2Asset coverage for the Revolving Credit Facility is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.

3Amounts are based on outstanding principal balances as of the dates presented.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2023, the FASB issued Accounting Standards Update No. 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU requires the annual financial statements to include income taxes paid disaggregated by jurisdiction. ASU 2023-09 is effective for the Company’s annual reporting periods beginning after December 15, 2025. The Company evaluated the disclosure requirements of ASU 2023-09 and determined that the standard did not have a material effect on the Company’s income tax disclosures or overall financial statements; therefore, no additional disclosures were required upon adoption.

12. SUBSEQUENT EVENTS

On July 31, 2026, the Company paid a monthly distribution of $0.11 per share of its common stock and a monthly distribution of $0.104167 per share of the Series A Term Preferred Stock to holders of record as of July 13, 2026.

On August 13, 2026 the Company declared the following monthly distributions on its common stock and Preferred Stock.

Security	Amount per Share	Record Dates	Payable Dates
Common Stock	$0.11	October 13, 2026 November 10, 2026 December 11, 2026	October 30, 2026 November 30, 2026 December 31, 2026
Series AA Convertible Perpetual Preferred	$0.125
Series AB Convertible Perpetual Preferred	$0.125

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Security	Amount per Share	Record Dates	Payable Dates
Series A Term Preferred Stock	$0.104167	October 13, 2026	October 30, 2026

Management’s unaudited estimate of the range of the Company’s NAV per common share as of July 31, 2026 was between $12.30 and $12.40.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report, and has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Financial Highlights
(Unaudited)

Per Share Data[1]	For the six months ended June 30, 2026		For the year ended December 31, 2025		For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022
Net asset value at beginning of period		$13.31		$14.99	$14.39	$12.91	$16.76
Net investment income, before fee waivers and expenses reimbursed[2]		0.74		1.51	1.89	1.90	1.64
Management fee voluntarily waived by the Adviser		—		—	—	—	—
Expenses reimbursed by the Adviser		—		—	—	—	—
Administration fee voluntarily waived by the Administrator		—		—	—	—	—
Net investment income		0.74		1.51	1.89	1.90	1.64
Perpetual Preferred Shares Distributions[2]		—		—	—	—	—
Convertible Perpetual Preferred Shares distributions and amortization of offering costs[2]		—		—	—	—	—
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments[3]		(0.93)		(1.45)	0.93	1.32	(4.45)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option		0.08		(0.15)	(0.01)	(0.14)	0.53
Net income (loss) and net increase (decrease) in net assets resulting from operations		(0.11)		(0.09)	2.81	3.08	(2.28)

Common stock distributions from net investment income[4]		(0.66)		(1.80)	(2.40)	(1.98)	(1.53)
Common stock distributions from net realized gains on investments[4]		—		—	—	—	—
Common stock distributions from tax return of capital[4]		—		(0.18)	—	—	—
Total common stock distributions declared to stockholders[4]		(0.66)		(1.98)	(2.40)	(1.98)	(1.53)
Common stock distributions based on weighted average shares impact[5]		(0.00)		0.00	0.02	—	—
Total common stock distributions		(0.66)		(1.98)	(2.38)	(1.98)	(1.53)
Effect of other comprehensive income		(0.06)		0.07	(0.05)	0.25	(0.15)
Effect of shares issued[6]		—		0.15	0.36	0.20	0.14
Effect of underwriting discounts, commissions and offering expenses associated with shares issued[6]		—		(0.05)	(0.14)	(0.07)	(0.03)
Effect of offering expenses associated with shares issued[7]		—		—	—	—	—
Effect of shares issued in accordance with the Company’s dividend reinvestment plan		—		—	—	—	—
Effect of shares repurchased		0.04		0.22
Effect of paid-in capital contribution[8]		—		—	—	—	—
Net effect of capital share transactions		0.04		0.32	0.22	0.13	0.11
Net asset value at end of period		$12.52		$13.31	$14.99	$14.39	$12.91
Per share market value at beginning of period[9]		$11.41		$15.54	$14.57	$13.87	$17.03
Per share market value at end of period		$10.07		$11.41	$15.54	$14.57	$13.87
Total return, based on market value[10]		(5.87%)		(15.15%)	24.80%	21.37%	(8.67%)
Shares of common stock outstanding at end of period		23,043,757		23,433,556	21,143,481	10,997,398	7,896,757

Ratios and Supplemental Data:
Net asset value at end of period		$288,453,222		$311,953,385	$316,990,858	$158,207,420	$101,943,840
Ratio of net investment income to average net assets[11,13]		11.78%		10.63%	12.26%	13.83%	11.20%
Ratio of expenses, before fee waivers and expenses reimbursed, to average net assets[11,12,13]		5.60%		6.36%	6.60%	7.44%	7.16%
Ratio of expenses, after fee waivers and expenses reimbursed, to average net assets[11,12,13]		N/A		N/A	N/A	N/A	N/A
Portfolio turnover rate[14]		25.40%		47.47%	31.88%	3.18%	6.32%
Asset coverage for senior securities		835%		319%	336%	279%	313%
Asset coverage for Revolving Credit Facility		N/A		N/A	22429% %	1668%	1630%

Revolving Credit Facility:
Principal amount outstanding at end of period		$—		$—	$2,000,000	$14,520,000	$9,030,000
Asset coverage per $1,000 at end of period[15]	$	NM	$	NM	$224,291.50	$16,681.46	$16,296.64

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Financial Highlights
(Unaudited)

Per Share Data[1]	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the period from October 16, 2018 to December 31, 2018
Net asset value at beginning of period	$16.89	$19.34	$18.28	$20.00
Net investment income, before fee waivers and expenses reimbursed[2]	0.98	1.27	1.15	0.10
Management fee voluntarily waived by the Adviser	—	—	0.08	0.05
Expenses reimbursed by the Adviser	—	—	0.06	0.20
Administration fee voluntarily waived by the Administrator	—	—	0.03	—
Net investment income	0.98	1.27	1.32	0.35
Perpetual Preferred Shares Distributions[2]	—	—	—	—
Convertible Perpetual Preferred Shares distributions and amortization of offering costs[2]	—	—	—	—
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments[3]	0.38	(2.21)	0.70	(1.72)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(0.01)	—	—	—
Net income (loss) and net increase (decrease) in net assets resulting from operations	1.35	(0.94)	2.02	(1.37)

Common stock distributions from net investment income[4]	(1.33)	(1.32)	(0.69)	(0.35)
Common stock distributions from net realized gains on investments[4]	—	—	—	—
Common stock distributions from tax return of capital[4]	—	(0.18)	—	—
Total common stock distributions declared to stockholders[4]	(1.33)	(1.50)	(0.69)	(0.35)
Common stock distributions based on weighted average shares impact[5]	(0.02)	—	(0.15)	—
Total common stock distributions	(1.35)	(1.50)	(0.84)	(0.35)
Effect of other comprehensive income	(0.13)
Effect of shares issued[6]	0.10	—	(0.19)	—
Effect of underwriting discounts, commissions and offering expenses associated with shares issued[6]	(0.10)	(0.01)	—	—
Effect of offering expenses associated with shares issued[7]	—	—	(0.12)	—
Effect of shares issued in accordance with the Company’s dividend reinvestment plan	—	—	—	—
Effect of shares repurchased
Effect of paid-in capital contribution[8]	—	—	0.19	—
Net effect of capital share transactions	—	(0.01)	(0.12)	—
Net asset value at end of period	$16.76	$16.89	$19.34	$18.28
Per share market value at beginning of period[9]	$14.41	$18.76	$19.89	N/A
Per share market value at end of period	$17.03	$14.41	$18.76	N/A
Total return, based on market value[10]	26.55%	(14.07%)	(2.27%)	N/A
Shares of common stock outstanding at end of period	6,881,964	6,106,458	6,018,273	3,769,596

Ratios and Supplemental Data:
Net asset value at end of period	$115,349,167	$103,120,136	$116,408,383	$68,923,362
Ratio of net investment income to average net assets[11,13]	5.66%	8.65%	6.67%	8.54%
Ratio of expenses, before fee waivers and expenses reimbursed, to average net assets[11,12,13]	5.36%	3.99%	2.75%	3.12%
Ratio of expenses, after fee waivers and expenses reimbursed, to average net assets[11,12,13]	N/A	N/A	1.89%	0.00%
Portfolio turnover rate[14]	27.98%	29.14%	11.42%	2.35%
Asset coverage for senior securities	313%	N/A	N/A
Asset coverage for Revolving Credit Facility	873%	796%	947%

Revolving Credit Facility:
Principal amount outstanding at end of period	$19,550,000	$14,815,000	$13,743,000	$—
Asset coverage per $1,000 at end of period[15]	$8,732.75	$7,960.52	$9,470.38	$—

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Financial Highlights
(Unaudited)

Footnotes to the Financial Highlights:

1Per share amounts are based on the weighted average of shares of common stock outstanding for the period.

2Per share distributions paid to the Preferred Stock shareholders are reflected in net investment income, and totaled $(0.14), ($0.47), ($0.46), ($0.33), ($0.27) and ($0.05) per share of common stock for the six months ended June 30, 2026, and for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively.

3Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments may include a balancing figure to reconcile to the change in NAV per share at the end of each period. The amount shown for a share outstanding throughout the period may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of sales of the Company’s common stock in relation to fluctuating market values for the portfolio.

4The information provided is based on estimates available at each respective period. The Company’s final taxable income and the actual amount required to be distributed will be finally determined when the Company files its final tax returns and may vary from these estimates.

5Represents the difference between the per share amount distributed to common stockholders of record and the per share amount distributed based on the weighted average of shares of common stock outstanding for the period.

6Represents the effect per share of the Company’s issuance of shares of common stock pursuant to a private placement in May 2019 and the Company’s ATM and follow on offerings. Effect of shares issued reflect the impact of the offering price when compared to management’s estimated NAV per share at the time of each respective offering.

7Represents the effect per share of offering expenses incurred prior to or in connection with the Company’s IPO.

8Represents the effect of the paid-in capital contribution made by an affiliate of the Adviser pursuant to a private placement in May 2019.

9Represents the IPO price as of July 23, 2019 for the year ended December 31, 2019.

10Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. For the year ended December 31, 2019 the total return on market value is calculated as the change in market value per share for the period commencing July 23, 2019, the date of the Company’s IPO, through December 31, 2019. The beginning market value per share is based on the initial public offering price of $19.89 per share. Total return does not reflect any sales load.

11Ratios for the six months ended June 30, 2026 and the period from October 16, 2018 to December 31, 2018 are annualized. Ratios include the impact of the fee waivers and expenses reimbursed by the Adviser, where applicable.

12Expenses of the Company for the period from October 16, 2018 to December 31, 2018 and for the period from January 1, 2019 to May 31, 2019 were reimbursed by the Adviser. In addition, the Adviser has voluntarily waived the management fee and the Administrator has voluntarily waived the administration fee for the same periods from October 16, 2018 to December 31, 2018 and from January 1, 2019 to May 31, 2019.

13Ratios for the six months ended June 30, 2026 and for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020 and December 31, 2019 include interest expense on the credit facility of 0.44%, 0.08%, 0.11%, 0.21%, 0.63%, 0.40%, 0.60% and 0.04% of average net assets, respectively. Ratios for the six months ended June 30, 2026 and for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021 include interest expense on the Series A Term Preferred Stock, Series B Term Preferred Stock, and Series C Term Preferred Stock of 2.20%, 3.35%, 2.96%, 2.38%, 1.83% and 0.31% of average net assets, respectively. Ratios for the years ended December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2019 include excise tax expense of (0.02%), 0.11%, 0.27%, 0.06% and 0.10% of average net assets, respectively.

14The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total of investment sales and repayments of principal executed during the period, divided by the average fair value of the investments for the same period.

15The asset coverage per unit figure is the ratio of the Company’s total assets, less liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Supplemental Information
(Unaudited)

Senior Securities Table

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted.

Type of Security	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit[1]	Involuntary Liquidating Preference Per Unit[2]	Average Market Value Per Unit[3]

For the six months ended June 30, 2026
Preferred Stock	$39,097,751	$208.86	$25.00	$25.00
Revolving Credit Facilities (CNBF)	$0	NM	N/A	N/A

For the year ended December 31, 2025
Preferred Stock	$142,368,125	$79.83	$25.00	$24.82
Revolving Credit Facilities (CNBF)	$0	NM	N/A	N/A

For the year ended December 31, 2024
Preferred Stock	$131,524,950	$83.99	$25.00	$24.44
Revolving Credit Facility (BNP Paribas)	$2,000,000	$224,291.50	N/A	N/A

For the year ended December 31, 2023
Preferred Stock	$72,353,275	$69.70	$25.00	$23.81
Revolving Credit Facility (BNP Paribas)	$14,520,000	$16,681.46	N/A	N/A

For the year ended December 31, 2022
Preferred Stock	$38,041,225	$78.16	$25.00	$23.68
Revolving Credit Facility (BNP Paribas)	$9,030,000	$16,296.64	N/A	N/A

For the year ended December 31, 2021
Preferred Stock	$35,000,000	$78.24	$25.00	$25.32
Revolving Credit Facility (BNP Paribas)	$19,550,000	$8,732.75	N/A	N/A

For the year ended December 31, 2020
Revolving Credit Facility (Société Générale)	$14,815,000	$7,960.52	N/A	N/A

For the year ended December 31, 2019
Revolving Credit Facility (Société Générale)	$13,743,000	$9,470.38	N/A	N/A
[1]	The asset coverage per unit figure is the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of senior securities, as calculated separately for each of the Preferred Stock and Revolving Credit Facilities in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a per share liquidation preference of $25). With respect to the Revolving Credit Facilities, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 of indebtedness.
[2]	The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon an involuntary liquidation of the Company.
[3]	The average market value per unit is calculated by taking the average of the closing price (or $25 principal value for unlisted securities) for each of the Preferred Stock (NYSE: EICA, EICB, EICC; Unlisted: EIC AA) for each day during the years for which each applicable security was outstanding.

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

DIVIDEND REINVESTMENT Plans

Dividend Reinvestment Plan for Common Stockholders

The Company has adopted a dividend reinvestment plan (“DRIP”). Under the DRIP, each registered holder of at least one full share of our common stock will be automatically enrolled in the DRIP and distributions on shares of the Company’s common stock are automatically reinvested in additional shares of the Company’s common stock by Equiniti Trust Company, LLC (the “DRIP Agent”) unless a stockholder “opts-out” of the DRIP. Holders of the Company’s common stock who receive distributions in the form of additional shares of the Company’s common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Distributions that are reinvested through the issuance of new shares increase the Company’s stockholders’ equity on which a management fee is payable to the Adviser. If we declare a distribution payable in cash, holders of shares of the Company’s common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) generally will receive such distributions in cash.

The DRIP Agent, on the Company’s behalf, will primarily use newly-issued, authorized shares of common stock to implement reinvestment of distributions under the DRIP (regardless of whether the outstanding shares are trading at a premium or at a discount to the Company’s NAV). However, the Company reserves the right to instruct the DRIP Agent to purchase shares of the Company’s common stock on the open market (on the NYSE or elsewhere) in connection with the reinvestment of distributions under the DRIP to the extent that the Company’s shares of common stock are trading at a discount to NAV per share.

The number of shares of common stock to be credited to each participant’s account will be determined based on the closing market price per share of common stock on the payment date (the “Market Price”). If 95% of the Market Price is greater than the Company’s last determined NAV per share, the number of shares to be credited to each participant’s account pursuant to DRIP will be determined by dividing the aggregate dollar amount of the distribution by 95% of the Market Price. If 95% of the Market Price is less than the Company’s last determined NAV per share, the number of shares to be credited to each participant’s account pursuant to DRIP will be determined by dividing the aggregate dollar amount of the distribution by the lesser of (i) the last determined NAV per share and (ii) the Market Price.

In the event that the DRIP Agent is instructed to buy shares of our common stock on the open market, any shares so purchased will be allocated to each participant based upon the average purchase price (excluding any brokerage charges or other fees) of all shares purchased with respect to the distribution. In any case, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner, to invest the distribution amount in shares acquired on the open market. To the extent that the DRIP Agent is unable to reinvest the full amount of the distribution through open market purchases, the balance shall be credited to participants’ accounts in the form of newly-issued shares of common stock, in accordance with the procedures described above. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine.

There are no brokerage charges with respect to shares of common stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.07 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of the Company’s common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing at Equiniti Trust Company, LLC, PO Box 10027, Newark, NJ 07101. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at Equiniti Trust Company, LLC, PO Box 10027, Newark, NJ 07101. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution and thus apply to any subsequent dividend or distribution. If a holder of the Company’s common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of the Company’s common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.07 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at Equiniti Trust Company, LLC, PO Box 10027, Newark, NJ 07101. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholder wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

The Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.

All correspondence or additional information about the DRIP should be directed to Equiniti Trust Company, LLC, PO Box 10027, Newark, NJ 07101.

Dividend Reinvestment Plan for Convertible Perpetual Preferred Stockholders

The Company has adopted a DRIP applicable to our Convertible Perpetual Preferred Stock. Under this DRIP, each holder of at least one full share of our Convertible Perpetual Preferred Stock will be automatically enrolled in our DRIP and distributions on shares of our Convertible Perpetual Preferred Stock are automatically reinvested in additional shares of the applicable series of Convertible Perpetual Preferred Stock at a 5% discount to the liquidation preference by Computershare Trust Company, N.A. (as the DRIP agent) unless the holder opts out of our DRIP. Holders of our Convertible Perpetual Preferred Stock who receive distributions in the form of additional shares of our Convertible Perpetual Preferred Stock are nonetheless subject to the applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Shares of Convertible Perpetual Preferred Stock received through our DRIP will have the same original issue date for purposes of the Holder Optional Conversion Fee (as described in the prospectus supplement for the offering) and for other terms of the Convertible Perpetual Preferred Stock based on issuance date as the Convertible Perpetual Preferred Stock for which the dividend was declared. For more information on our DRIP, please contact Computershare Trust Company, N.A. at Computershare Trust Company, N.A., P.O. Box 43007 Providence, RI 02940-3006.

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

ADDITIONAL INFORMATION

Stockholder Meeting Information

At the annual meeting of stockholders of the Company held on May 12, 2026, the stockholders of the Company voted to elect two directors, with each director to serve until the Company’s 2029 annual meeting of stockholders or until his successor is duly elected and qualifies. The voting results were as follows:

Nominee	Shares Voted “For”	Shares “Withheld”	Broker Non-Votes
Kevin F. McDonald[1]	3,272,657	430,170	0
Thomas P. Majewski[2]	14,654,671	1,258,688	0

1Elected by the holders of the outstanding shares of the Company’s preferred stock, voting separately as a single class.

2Elected by the holders of the outstanding shares of the Company’s common stock and preferred stock, voting together as a single class.

The following individuals’ terms of office as directors also continued after the annual meeting given that each person was not up for election at the annual meeting: Scott W. Appleby, James R. Matthews, Paul E. Tramontano and Jeffrey L. Weiss.

At a special meeting of stockholders of the Company held on May 20, 2026, the common and preferred stockholders of the Company, voting together as a single class, approved a change in the Company’s legal form from a Delaware corporation to a Delaware statutory trust. The voting results were as follows:

Shares Voted “For”	Shares Voted “Against”	Shares Voted “Abstain”
14,953,190	2,004,867	652,285

Investment Advisory Agreement

At a meeting held on May 12, 2026, the Board of Directors (the “Board”) of Eagle Point Income Company Inc. (the “Company”), including all of the directors that are not interested persons of the Company (voting separately), unanimously voted to approve the continuation and renewal of the existing investment advisory agreement (the “Investment Advisory Agreement”) by and between the Company and Eagle Point Income Management LLC (the “Adviser”) for an additional one-year period.

In reaching a decision to approve the continuation and renewal of the Investment Advisory Agreement, the Board, assisted by the advice of fund counsel, requested and received information and considered all the factors the Board believed relevant, including, among other things, the following: (1) the nature, extent and quality of services performed by the Adviser, including the investment performance of the Company, other comparable registered investment companies, and a composite of certain other accounts advised by an affiliate of the Adviser; (2) information regarding the fees and other expenses paid by the Company, including the cost of services provided by the Adviser and its affiliates; (3) the profitability to the Adviser of its relationship with the Company, including certain ancillary and other benefits received by the Adviser; (4) comparative information on fees and expenses borne by other comparable registered investment companies and a separate account managed by an affiliate of the Adviser; (5) the extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of the Company’s investors; and (6) various other factors.

The Board’s decision to renew the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board at its meetings throughout the year. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors.

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

The Board requested, considered and evaluated information regarding the following factors, among others:

Nature, Extent and Quality of Services and Performance

The Board reviewed and considered the nature, extent and quality of the services provided by the Adviser under the Investment Advisory Agreement. Among other things, the Board reviewed the most recent Form ADV for the Adviser and information about the background and experience of the key personnel of the Adviser primarily responsible for the day-to-day portfolio management of the Company, including their experience in managing portfolios of CLO securities and the CLO industry knowledge of the Adviser’s senior investment team.

The Board also evaluated the Adviser’s shared personnel/services arrangement with its affiliate, Eagle Point Credit Management LLC, and the ability of the Adviser and its affiliate to attract and retain high-caliber personnel. In this regard, the Board considered information regarding the Adviser’s and its affiliate’s compensation program, which is designed to provide both annual and long-term incentives for its personnel and to align personnel interests with the long-term success of the Adviser’s clients, including the Company.

In addition, the Board reviewed information about the Adviser’s investment process, financial stability, investment and risk management programs, the legal and compliance programs of the Adviser, the Company’s use of leverage, the forms of leverage used by the Company and the effect of such leverage on the Company’s portfolio and performance and the Adviser’s profitability.

The Board then reviewed and considered the Company’s performance in terms of both (1) total return on a net asset value basis and (2) total return to common stockholders (assuming reinvestment of dividends), each during the 1-, 3- and 5-year periods ended December 31, 2025, and considered such performance in light of the Company’s investment objectives, strategies and risks.

The Board also considered and discussed the Company’s performance in comparison to the performance for various relevant periods of (1) six publicly listed, registered closed-end investment companies that have an investment strategy comparable to that of the Company (“Peer Group Companies”), (2) publicly listed, registered closed-end investment companies that have a portion of their assets invested in the types of securities in which the Company primarily invests (the “Peer Universe Companies” and together with the Peer Group Companies, the “Peer Companies”) and (3) a composite of separate accounts that an affiliate of the Adviser manages that pursue an investment strategy that is similar to that of the Company. The Board considered the Adviser’s representation that there were meaningful differences between the portfolios of such Peer Companies and the accounts and the portfolio of the Company and thus the Peer Companies and the accounts provided an imperfect basis for comparison. The Board also discussed and considered the Company’s recent performance in light of recent and current market conditions.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with, and that the Company should continue to benefit from, the nature, extent and quality of services provided to the Company by the Adviser.

Investment Advisory Fee Rates and Total Expense Ratio

The Board then reviewed and considered the advisory fee rate payable by the Company to the Adviser under the Investment Advisory Agreement and the total expense ratio of the Company. Additionally, the Board received and considered information comparing the advisory fee rate and total expense ratio of the Company with those of the Peer Companies and the advisory fee rate of an account managed by the Adviser that is comparable to the Company in investment strategy and policy (“Comparable Account”).

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

The Board noted that the Company’s contractual management fee rate was lower than that of each of the Peer Group Companies and the average contractual management fee of the Peer Group Companies. The Board considered that the Company’s net expense ratio was lower than the average of the Peer Group Companies. The Board considered that the Company does not currently charge an incentive fee.

The Board also considered the Company’s fees and expenses as compared to those of the Peer Universe Companies. The Board noted that the fee structures and the investment strategies and portfolios of the Peer Universe Companies are materially different than those of the Company, and, therefore, the comparisons of the advisory fee rates and total expense ratios to such Peer Universe Companies were not particularly meaningful.

The Board also noted that there were certain differences among the fee structures of the Company and the Comparable Account. The Board noted that while the Company’s advisory fee rate was higher than that of the Comparable Account, the Comparable Account is subject to an annual performance fee. The Board noted the Adviser’s explanation that such incentive fees, in the future, could result in the Comparable Account having a higher effective aggregate fee rate than the Company . The Board also considered that the different fee structures are driven by investor expectations for different account structures and regulatory and tax restrictions on and additional costs related to the management of the Company as a publicly listed registered investment company.

In considering the advisory fee rate, the Board also discussed the Company’s use of leverage, including the Company’s issuance of preferred stock and borrowing under its credit facility. The Board noted that while the Adviser believes that the prudent use of leverage is in the best interests of the Company and its stockholders, the use of leverage increases the management fee paid by the Company to the Adviser because the management fee is based on total assets, including assets attributable to leverage (less certain accrued liabilities), and therefore creates a conflict of interest.

Based on its review, the Board concluded that each of the Company’s advisory fee rate and total expense ratio is fair and reasonable in light of the services provided to the Company and other factors considered.

Profitability

The Board also considered a profitability analysis of the Adviser and its affiliates with respect to the Company and the changes in such profitability over time. The Board concluded that, in light of the profitability information presented and other factors considered, the Adviser’s profitability was not excessive.

Economies of Scale

The Board considered information regarding whether the Investment Advisory Agreement reflects economies of scale for the benefit of the Company’s investors. The Board considered that, given (1) the complexity and time required to manage and monitor the types of securities in which the Company invests and (2) the resource-intensive nature of acquiring and disposing of certain of the Company’s investments in the primary markets (particularly with respect to CLO equity and other structured investments), any growth in the Company’s assets would be expected to require and had required additional investment resources, including personnel, and therefore generally would not meaningfully reduce the per unit cost of managing the Company’s portfolio. Based on the foregoing, the Board concluded that the opportunity of the Company to realize significant economies of scale is limited and the fee structure was appropriate given the Company’s investment objectives and strategies.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Company. The Board considered the Adviser’s representation that these ancillary benefits could not be appropriately valued. The Board also considered that Eagle Point Securities LLC, an affiliate of the Adviser, serves as the dealer manager of the Company’s

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

offering of unlisted convertible preferred stock and also of the Company’s at-the-market offering of common stock and listed preferred stock. The Board noted that, as dealer manager, Eagle Point Securities LLC generally receives a dealer manager fee in connection with sales of the convertible preferred stock and in connection with sales of shares in the at-the-market offering; however, the Board noted that generally all or a substantial portion of Eagle Point Securities LLC’s compensation is waived or re-allowed to the applicable third-party selling intermediary.

Based on the information reviewed and the discussions detailed above, the Board reached a determination, through the exercise of its business judgment, that the compensation payable to the Adviser pursuant to the Investment Advisory Agreement was fair and reasonable in light of the services provided to the Company by the Adviser and other factors considered.

Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT is available without charge, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Proxy Information

The Company has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s pre-effective amendment to its registration statement on Form N-2 filed on November 27, 2024, with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how the Company voted proxies relating to portfolio securities for the 12-month period ending June 30, 2026 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s Form N-PX filing, which can be found on the SEC’s website (www.sec.gov). The Company also makes this information available on its website at www.EaglePointIncome.com.

Privacy Notice

The Company is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Income Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders. The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that are reasonably designed to comply with federal standards. We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Company’s investment adviser, Eagle Point Income Management LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Company’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Company’s common stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

and other information required by law, and to send you information the Company believes may be of interest to you. We may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any questions or concerns about the privacy of your personal information, please contact our investor relations team at (203) 340-8510 or (844) 810-6501.

We will review this policy from time to time and may update it at our discretion.

* * * * *

FIRST HALF 2026 STOCKHOLDER LETTER AND SEMIANNUAL REPORT | Eagle Point Income Company Inc.

End of Semiannual Report. Back Cover Follows.

Eagle Point Income Company Inc.

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340-8560

Investment Adviser

Eagle Point Income Management LLC
600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent for Common Stock and Series A Preferred Shares

Equiniti Trust Company, LLC
P.O. Box 500
Newark, NJ 07101
(800) 937 5449

Transfer Agent, Registrar, Dividend Disbursement and Shareholder Servicing Agent for Series AA and Series AB Convertible Perpetual Preferred Shares

Computershare Trust Company, N.A.
P.O. Box 43007
Providence, RI 02940
(800) 373-6374

www.EaglePointIncome.com

© Eagle Point Income Company Inc. All rights reserved.

Eagle Point and Eagle Point Credit are registered trademarks of Eagle Point Credit Management LLC

Item 2. Code of Ethics

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrant

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 6. Investments

(a)	A schedule of investments is included in the registrant’s report to stockholders under Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights For Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements With Accountants For Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis For Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 13. Portfolio Managers of Closed-End Investment Companies

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	There has been no change, as of the date of the filing of this N-CSR, to any of the portfolio managers identified in response to this item in the Registrant’s most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	Approximate Dollar Value of Shares that May Yet Be Purchased Under the Plans or Programs
January 1, 2026 – January 31, 2026	311,403	$11.17	311,403	$10,430,127
February 1, 2026 – February 28, 2026	78,396	$10.90	78,396	$9,574,729
March 1, 2026 – March 31, 2026	0	$0.00	0	$9,574,729
April 1, 2026 – April 30, 2026	0	$0.00	0	$9,574,729
May 1, 2026 – May 31, 2026	0	$0.00	0	$9,574,729
June 1, 2026 – June 30, 2026	0	$0.00	0	$9,574,729
Total	389,799	$11.13	389,799	$9,574,729

(1)	On June 9, 2025, the registrant announced a program to repurchase up to $50 million of the registrant’s common stock. As of June 30, 2026, the Board of Directors of the registrant authorized the purchase of up to $60 million of the Company’s common stock. The repurchase program will remain in effect until November 4, 2026.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 16. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activity during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a) (3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT INCOME COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (Principal Executive Officer)
Date:	August 13, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (Principal Executive Officer)
Date:	August 13, 2026

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (Principal Financial Officer)
Date:	August 13, 2026